MINMXT Pty Ltd A.C.N 138 219 146 (Vendor)

Chanticleer Holdings, Inc (Purchaser)

TMIX Management Australia Pty Ltd A.C.N 154 705 816 (Target Company)

Contents

1.	Definitions and interpretation	4
1.1	Definitions	4
1.2	General	6

2.	Confidentiality	7
2.1	Confidentiality	7
2.2	Confidentiality of associates	7
2.3	Disclosure to a prospective purchaser	7
2.4	Public announcement	7
2.5	Return of information	8

3.	Agreement to sell and buy the Shares	8
3.1	Sale and purchase	8
3.2	Title property and risk	8

4.	Right of first offer	8
4.1	Right of first offer	8
4.2	Acceptance of the Offer	9
4.3	Completion	9
4.4	Sale to Third Party Buyer	9
4.5	Additional definitions	10

5.	Conditions	10
5.1	Conditions precedent to Completion	10
5.2	Effect of non-fulfilment	10
5.3	Fulfilment by waiver	10
5.4	Obligation to satisfy conditions	10
5.5	Extent of obligation to fulfil conditions	11

6.	Completion	11
6.1	Time and place of Completion	11
6.2	Obligations of Vendor at Completion	11
6.3	Simultaneous Transactions	11
6.4	Obligations of Purchaser at Completion	11
6.5	Vendor’s obligations until registration	12
6.6	Purchaser’s obligation to register	12
6.7	Required Consents	12

7.	Warranties	12
7.1	Vendor’s warranties	12
7.2	Verification of Warranties	13
7.3	Purchaser’s warranties	13

8.	Costs and stamp duty	13
8.1	Costs generally	13
8.2	Stamp duty generally	13

9.	Notices	14
8.1	Method of giving notices	14
9.2	Time of receipt	14
9.3	Address of parties	14

10.	General	15
10.1	Amendment	15

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10.2	Further assurance	15
10.3	Confidentiality	15
10.4	Counterparts	15
10.5	Entire agreement	15
10.6	Other rights	15
10.7	Prior investigations	15
10.8	Severability	16
10.9	Waiver	16
10.10	Warranty of authority	16

11.	Law and jurisdiction	16
11.1	Governing law	16
11.2	Submission to jurisdiction	16

Schedule 1		18

Schedule 2		19

Schedule 3		20

Schedule 4		21

Exhibit A:		23

Management Services Agreement		23

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Details

Date	30 June 2014

Parties

Name	MINMXT Pty Ltd
ACN	138 219 146
Description	Vendor
Notice details	Address	C69, 24-32 Lexington Drive, Bella Vista, NSW 2153
	Fax	(02) 9672 6423
	Attention	Morney Schlebusch

Name	Chanticleer Holdings, Inc

Description	Purchaser
Notice details	Address	11220 Elm Lane, Suite 203 Charlotte, N.C 28277
	Fax	704 366 2463
	Attention	Eric Lederer or Mike Pruitt

Name	TMIX Management Australia Pty Ltd
ACN	154 705 816
Description	Target Company
Notice details	Address	C69, 24-32 Lexington Drive, Bella Vista, NSW 2153
	Fax	(02) 9672 6423
	Attention	Morney Schlebusch

Background

A	The Vendor is the registered holder and beneficial owner of 100% of the Shares.

B	The Vendor wishes to sell the Sale Shares to the Purchaser and the Purchaser wishes to buy the Sale Shares from the Vendor, on the terms and conditions of this Agreement.

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Agreement

1.	Definitions and interpretation

1.1	Definitions

In this document, unless the context otherwise requires:

Affiliate of a party means:

(a)	a shareholder of the party;

(b)	a Related Corporation of the party;

(c)	a director, secretary or officer of the party;

(d)	an entity the party controls;

(e)	an entity that controls the party; and

(f)	an entity that is controlled by an entity that controls the party,

(where ‘control’ has the meaning given in section 50AA of the Corporations Act).

Bank Account in relation to:

the Target Company – means the Target Company’s current account with the Commonwealth Bank of Australia

Business means, in relation to the Target Company, the business conducted by that Company as at the date of this document and also the business conducted by that Company at Completion.

Business Day means any day other than a Saturday, Sunday, or a bank holiday or a public holiday, in NSW; and a reference to a date which does not fall on a Business Day is to be construed as a reference to the immediately preceding Business Day.

Business Hours means 9am to 5pm AEST, inclusive on any Business Day.

Claim means a claim, demand, proceeding, litigation or course of action (whether based in contract, tort, statute or equity), or an investigation by any Government Agency.

Completion means completion of the sale and purchase of the Sale Shares under clause 3, including performance by the Vendor of its obligations under clause 6..

Completion Date means the latest of:

(a)	the date of this document, and

(b)	any other date, which is agreed in writing by the parties before the date referred to in para (a).

Condition Satisfaction Date means the Completion Date, or any other date which is agreed in writing by the parties.

Conditions means the conditions set out in Clause 4, if any.

Corporations Act means the Corporations Act 2001 (Cth).

Information for the purposes of Clause 2, has the meaning specified in Clause 2.1.

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Liabilities means any liability of, or Claim against, the Target Company incurred prior to the Completion or relating to any action or inaction taken or not taken prior to Completion and any liability of, or Claim against, any shareholder of the Target Company incurred prior to Completion or relating to any action or inaction taken or not taken prior to Completion, in each case irrespective of when discovered.

Management Agreement means the Management Agreement dated on or about the date of this Agreement, entered into by MINMXT Pty Ltd (ACN 138 219 146); Chanticleer Holdings, Inc and TMIX Management Australia Pty Ltd (ACN 154 705 816) in the form of Exhibit A.

Purchase Price means the amount apportioned to the Target Company by way of part consideration in relation to the facility detailed in the Transaction Documents as evidenced on the Share Transfer Forms.

Purchaser means Chanticleer Holdings, Inc.

Records means originals and copies, in machine readable or printed form, of all books, files, reports, records, correspondence, documents and other material of or relating to or used in connection with the Target Company or the Business including records relating to the conduct of the Business by the Vendor prior to the Completion Date and including:

(a)	minute books, statutory books and registers, books of account and copies of Tax returns

(b)	all sales and purchasing records

(c)	all trading and financial records

(d)	all other documents and records which relate to the Target Company or the Business.

Required Consents means the consent, approval, permission or waiver, whether required under a Transaction Document or not, required in order that the parties may enter into and perform the Transaction Documents, without any of them or the ownership, possession, sale or use of any of their respective assets, being in default or breach of any obligation or law.

Shares means the fully paid ordinary shares in the capital of the Target Company, described in Schedule 2

Sale Shares means 60 fully paid ordinary shares in the capital of the Target Company described in Schedule 2, constituting approximately 60% of the issued share capital of the company.

Target Company means TMIX Management Australia Pty Ltd, whose corporate details are set out in Schedule 1.

Transaction Documents means:

(a)	this document;

(b)	The Management Agreement, a copy of which is Exhibit A,

(c)	The Member Register or ASIC Company extract evidencing the shareholding.

(d)	The formal approval of Hooters of America regarding the transfer of the Sale Shares and

(e)	Documents entered into on or around the date of this document evidencing the financing by the Purchaser to the Vendor.

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Vendor means MINMXT Pty Ltd.

Warranty means each of the warranties and representations on the part of the parties, set out in this document or referred to in clause 6.

1.2	General

In the interpretation and application of this document, unless the context otherwise requires:

(a)	the singular includes the plural and vice versa and a gender includes other genders;

(b)	in calculating any period of time commencing from a particular day, the period commences on the following day and the following day counts as part of that period;

(c)	a reference to time is to Sydney, Australia time;

(d)	another grammatical form of a defined word or expression has a corresponding meaning;

(e)	a reference to a clause, paragraph, schedule or annexure is to a clause or paragraph of, or schedule or annexure to, this Agreement, and a reference to this Agreement includes any schedule or annexure;

(f)	the rule of interpretation which sometimes requires that a document be interpreted to the disadvantage of the party which put the document forward, does not apply

(g)	a reference to this document or any other agreement, arrangement or document, includes any variation, novation, supplementation or replacement of them;

(h)	where an expression is defined anywhere in this document, it has the same meaning throughout;

(i)	a reference to any gender includes all genders;

(j)	a reference to a party is a reference to a party to this Agreement, and a reference to a party to a document includes the party’s executors, administrators, successors and permitted assigns and substitutes;

(k)	headings are for convenience of reference only and do not affect interpretation;

(l)	a mention of anything after include, includes or including, does not limit what else might be included;

(m)	a reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislative provision substituted for, and also any subordinate legislation issued under, that legislation or legislative provision;

(n)	a reference to dollars or $ is to an amount in Australian currency; and

(o)	a reference to anything (including any amount) is a reference to the whole or any part of it (except that nothing in this provision excuses a party from performing the whole of an obligation just because they have performed part of the obligation); and a reference to a group of persons is a reference to any one or more of them.

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2.	Confidentiality

2.1	Confidentiality

Where this document provides that a party must treat any information or the like (information) confidentially, then that party must not, and must ensure that any person who receives the information by the party’s authority does not:

(a)	disclose any of the information in any form to anyone else, or

(b)	use any of the information except to:

(i)	acquire or check information in connection with this document and the transactions contemplated by it, or

(ii)	perform any of its obligations under this document or in relation to any of the transactions contemplated by it other than to the extent that:

(c)	the person who provided the information has first agreed in writing;

(d)	the information is disclosed to a professional adviser, banker or financial adviser of the party or to a person whose consent is required under this document or for a transaction contemplated by it and that person undertakes to the person who provided the information:

(i)	not to disclose any of the information in any form to anyone else, and

(ii)	only to use the information for the purposes of advising the party or financing the party or considering whether to give that consent (as the case may be);

(e)	the law requires the disclosure or use; or

(f)	the information is available generally (but not if that is because a person has contravened a confidentiality obligation (including under this clause)).

2.2	Confidentiality of associates

Each party must ensure that its directors, officers, employees, agents representatives and Affiliates comply in all respects with the party’s obligations in this clause 2.2.

2.3	Disclosure to a prospective purchaser

Any party that makes or permits a disclosure of Confidential Information under clause 2.1(c) must ensure that the prospective purchaser first enters into a deed poll in favour of/ with the parties whereby it agrees to comply with provisions substantially similar to those contained in this clauses 2.1 and 2.2.

2.4	Public announcement

Subject to clause 2.1, a party must not, without the prior written consent of all the other parties (not to be unreasonably withheld or delayed), make any public announcement or divulge or otherwise make public in any manner any information in relation to this agreement or the transactions or arrangements contemplated or referred to by this agreement.

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2.5	Return of information

If Completion does not occur on or before the Completion Date, the party must return, and ensure that any person who receives the information by the party’s authority returns, the information (in any form in which it is held) to the person who provided the information. The obligations imposed by this clause survive termination of this document.

3.	Agreement to sell and buy the Shares

3.1	Sale and purchase

The Vendor sells and the Purchaser buys the Sale Shares on the terms and conditions of this Agreement and subject to the terms of the Management Agreement at Exhibit A

Subject to clause 4, the Vendor as beneficial owner agrees to sell the Sale Shares to the Purchaser and the Purchaser agrees to buy the Sale Shares from the Vendor, at Completion (together with all benefits, rights and entitlements accrued or attaching to the Sale Shares) for the Purchase Price and otherwise on the terms and conditions of this document.

3.2	Title property and risk

The title to, property in and risk of the Sale Shares:

(a)	until Completion, remains solely with the Vendor, and

(b)	passes to the Purchaser on and from Completion; and subject to Completion the Vendor will not have any right or entitlement to profits, dividends, distributions or benefits of or in relation to the Sale Shares

4.	Right of first offer

4.1	Right of first offer

(a)	If a Shareholder (Seller) wishes to dispose of any or all of its Shares (Sale Shares), it must serve a written notice to that effect (Notice of Intention) on the other Shareholder (Recipient).

(b)	If the Recipient wishes to acquire the Sale Shares, it must within 30 days of the Notice of Intention serve a written notice to that effect on the Seller.

(c)	Each notice of offer issued under clause 4.1(b) (Notice of Offer) must specify:

(i)	the payment terms on which the Recipient proposes to acquire the Sale Shares;

(ii)	the acquisition price (which must be a cash consideration) per Share; and

(iii)	a statement to the effect that the Seller has an option to sell all (but not part of) the Sale Shares at the price and on the payment terms set out in the Notice of Offer if the Seller complies with clause 4.2(a).

(d)	A Notice of Offer is irrevocable.

4.2	Acceptance of the Offer

(a)	The Seller may exercise its option under clause 4.3(b)(iii) by giving notice to that effect to the Company and the Recipient within 14 days after the date of service of the Notice of Offer.

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(b)	If the Seller provides notice under clause 4.2(a), the Seller must sell to the Recipient all the Sale Shares and the Recipient must purchase them at the price per Share and on the payment terms set out in the Notice of Offer.

4.3	Completion

(a)	The purchase price payable for the Sale Shares is payable in immediately available funds on the closing date of the purchase and sale (or as otherwise provided in the payment terms set out in the Notice of Offer), which must take place on the day which is 10 Business Days after the date of exercise of the option under clause 4.2(a).

(b)	At the closing date of the purchase and sale, the Seller must deliver to the Recipient:

(i)	the share certificates and an executed transfer for the Sale Shares;

(ii)	a written resignation from each director of the Company appointed by the Seller; and

(iii)	a duly executed notice irrevocably appointing the Recipient as the Seller’s proxy in respect of the Sale Shares until such time as those Shares are registered in the name of the Recipient.

(c)	The Seller will be deemed to warrant in favour of the Recipient that the Seller transfers to the Recipient clear and unencumbered legal title to the Sale Shares, free of any Security Interests or third party rights.

(d)	The Seller indemnifies the Recipient against any claim, action, damage, loss, liability, cost, charge, expense, outgoing, or payment that the Recipient pays, suffers or incurs or is liable for in respect of any action taken by the Recipient as the Seller’s proxy under clause 4.3(b)(iii).

4.4	Sale to Third Party Buyer

(a)	Subject to clause 4.4(b), if the Recipient does not serve a Notice of Offer within the time specified in clause 4.1, the Seller may within a period of 60 days from expiry of the period specified in clause 4.1(b) sell all (but not part of) the Sale Shares to a third party at such a price and on such terms as the Seller sees fit.

(b)	The Seller must give to the Recipient a copy of any agreement with the Third Party Buyer relating to the Sale Shares within 5 Business Days after execution of the agreement.

(d)	If the Seller does not sell the Sale Shares to the Third Party Buyer named in the Notice of Sale within the time set out in clause 4.1(b) or clause 4.4(b) (as applicable), it may not sell those Sale Shares without complying again with this clause 4.

4.5	Additional definitions

Term	Meaning

Notice of Intention	has the meaning given in clause 4.1(a).

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Term	Meaning

Notice of Offer	has the meaning given in clause 4.1(c).

Recipient	has the meaning given in clause 4.1(a).

Sale Shares	has the meaning given in clause 4.1(a).

Seller	has the meaning given in clause 4.1(a).

5.	Conditions

5.1	Conditions precedent to Completion

Pursuant to the formation of a binding contract by this document, the obligations of the parties to complete the sale and purchase of the Sale Shares do not become binding unless on or before the Condition Satisfaction Date each of the conditions set out in Pt 1 of Schedule 3 is fulfilled (or waived under clause 4.2). This clause applies despite any other provision of this document to the contrary.

5.2	Effect of non-fulfilment

If the conditions referred to in clause 5.1 are not fulfilled (or waived under clause 10.9) on or before the Condition Satisfaction Date, then this document (other than clauses 1, 2, 8, 8, 10 (except clause 10.2) and 11) is at an end as to its future operation.

5.3	Fulfilment by waiver

A condition referred to in clause 4.1 is waived if, and only if:

(a)	where the condition is expressed to be for the benefit of a particular party, that party gives notice of waiver of the condition to the other parties (as the case requires), and

(b)	otherwise, the parties agree in writing to waive the condition.

5.4	Obligation to satisfy conditions

(a)	Where Schedule 3 specifies that a party must do an act in relation to the fulfilment of a condition, the specified party must do the specified act in accordance with Schedule 3 and, in any event, all parties to this document must use their respective best endeavours to ensure that the conditions referred to in clause 5.1 are fulfilled on or before the Condition Satisfaction Date.

(b)	The Vendor must promptly notify the Purchaser in writing if it becomes aware that any of the conditions referred to in clause 4.1 is not satisfied or becomes incapable of being satisfied.

5.5	Extent of obligation to fulfil conditions

The obligation imposed on a party by clause 5.4 does not require the party to waive any condition under clause 10.9.

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6.	Completion

6.1	Time and place of Completion

Completion is to occur at midday on the Completion Date at the office of MINMXT Pty Ltd, or at any other time or place agreed in writing by the parties.

6.2	Obligations of Vendor at Completion

At or before Completion the Vendor must:

(a)	deliver or cause to be delivered to the Purchaser:

(i)	the Member Register or ASIC Company extract, evidencing the shareholding;

(ii)	instruments of transfer of the Sale Shares naming as transferee the Purchaser or its nominees which have been signed by the respective holders and are in registrable form

(iii)	counterparts of each of the Transaction Documents (other than this document), signed by each party to them (other than the Purchaser)

(iv)	any other document which the Purchaser requires to obtain good title to the Sale Shares and to enable the Purchaser to cause the registration of the Sale Shares in the name of the Purchaser or its nominee

(b)	confer on the Purchaser title to the Sale Shares do and sign all other acts and documents which this document requires the Vendor to do or sign at Completion.

6.3	Simultaneous Transactions

(a)	Each of the Transaction Documents between parties to this document, is interdependent with this document.

(b)	The parties are not obliged to complete unless each of them are ready, willing and able to complete their obligations up to and at Completion of this document including its applicable obligations under any and each other Transaction Document.

6.4	Obligations of Purchaser at Completion

At Completion the Purchaser must:

(a)	pay all (or if a specific portion is required to be paid at Completion, that part of) the Purchase Price to the Vendor or as the Vendor may direct by notice to the Purchaser, via EFT Transfer or in cash or by bank cheque or in any other form that the parties may agree in writing

(b)	do and sign all other acts and documents which this document requires the Purchaser to do or sign at Completion including under the Transaction Documents.

6.5	Vendor’s obligations until registration

After Completion and until the Sale Shares are registered in the name of the Purchaser and any nominee, the Vendor must take all action as registered holder of the Sale Shares as the Purchaser may lawfully require from time to time by notice. Until registration of the Sale Shares in the name of the Purchaser, the Purchaser will after Completion be entitled to any dividend and otherwise to enjoy all the benefits of whatever nature of ownership of the Sale Shares.

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6.6	Purchaser’s obligation to register

The Purchaser must ensure that registration of the transfer of the Sale Shares takes place no later than the last date available for stamping the share transfers without penalty.

6.7	Required Consents

Despite anything to the contrary elsewhere in this document, if the Purchaser waives any condition under clause 5.1 in relation to any Required Consent and proceeds to Completion without any Required Consent then, the following provision applies:

(a)	The Vendor agrees and undertakes that to the extent that the Required Consents to be obtained are not provided on or prior to Completion, it will use its best endeavours to obtain those Required Consents after Completion

7.	Warranties

7.1	Vendor’s warranties

(a)	The Vendor warrants and represents to the Purchaser, as an inducement to the Purchaser to enter into this document and to purchase the Sale Shares, and it is a condition of this document that each of the statements set out in Schedule 4 is true, complete and accurate, both at the date of this document and at the Completion Date and on Completion (except that where a Warranty refers to only one of those dates, that Warranty is given only as at that date).

(b)	Each of the Warranties is a separate representation and warranty and the interpretation of any statement made is not restricted by reference to, or inference from, any other statement.

(c)	The Vendor warrants and represents to the Purchaser, as an inducement to the Purchaser to enter into this document and to purchase the Shares, and it is a condition of this document that, at the date of this document:

(i)	the execution and delivery of this document has been properly authorised by all necessary corporate action of the Vendor

(ii)	the Vendor has full corporate power and lawful authority to sign and deliver this document and to consummate and perform or cause to be performed its obligations under this document

(iii)	this document constitutes a legal, valid and binding obligation on the Vendor enforceable in accordance with its terms by appropriate legal remedy

(iv)	this document does not conflict with or result in the breach of or default under any provision of its Constitution or any material term or provision of any Agreement or deed or any writ, order or injunction, judgment, law, rule or regulation to which it is a party or a subject or by which it is bound, and

(v)	Except as otherwise disclosed, there are no actions, claims, proceedings or investigations pending or threatened against it or to its knowledge by, against or before any person which may have a material effect on the sale and purchase of the Sale Shares in accordance with this document.

7.2	Verification of Warranties

(a)	The Purchaser is entitled to make requisitions and inquiries before Completion to verify any of the Warranties.

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(b)	The Vendor agrees to furnish before Completion to the Purchaser or to the Purchaser's solicitors or accountants (as may be requested by the Purchaser) any documents and information the Purchaser may reasonably require to verify the accuracy of any Warranty.

7.3	Purchaser’s warranties

(a)	The Purchaser warrants and represents to the Vendor, as an inducement to the Vendor to enter into this document and to sell the Shares, and it is a condition of this document that, at the date of this document:

(i)	the execution and delivery of this document has been properly authorised by all necessary corporate action of the Purchaser

(ii)	the Purchaser has full corporate power and lawful authority to sign and deliver this document and to consummate and perform or cause to be performed its obligations under this document

(iii)	this document constitutes a legal, valid and binding obligation on the Purchaser enforceable in accordance with its terms by appropriate legal remedy

(iv)	this document does not conflict with or result in the breach of or default under any provision of its Constitution or any material term or provision of any Agreement or deed or any writ, order or injunction, judgment, law, rule or regulation to which it is a party or a subject or by which it is bound, and

(v)	Except as otherwise disclosed, there are no actions, claims, proceedings or investigations pending or threatened against it or to its knowledge by, against or before any person which may have a material effect on the sale and purchase of the Sale Shares in accordance with this document.

8.	Costs and stamp duty

8.1	Costs generally

Except to the extent specified in clauses 8.2 and 7.2(c), each party must bear and is responsible for its own costs in connection with the preparation, execution, completion and carrying into effect of this document.

8.2	Stamp duty generally

The Purchaser must bear and is responsible for all stamp duty on or in respect of

a)	this document

b)	The instruments of transfer referred to in Clauses 5.2(a)

c)	any instrument or transaction contemplated by this document, ,

9.	Notices

8.1 Method of giving notices

A notice, consent, approval or other communication (each a ‘notice’) under this document must be signed by or on behalf of the person giving it, addressed to the person to whom it is to be given and:

(a)	delivered to that person’s address

(b)	sent by pre-paid mail to that person’s address,

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(c)	transmitted by facsimile to that person’s address or

(d)	transmitted by email to that person’s address. .

9.2	Time of receipt

A notice given to a person in accordance with this clause is treated as having been given and received:

(a)	if delivered to a person’s address, on the day of delivery if a Business day, or otherwise on the next Business day

(b)	if sent by pre-paid mail, on the third Business day after posting,

(c)	if transmitted by facsimile to a person’s address and a correct and complete transmission report is received, on the day of transmission if a Business day, or otherwise on the next Business day (but only if no intimation has been received by the sender that the notice has not been received, whether that intimation comes from the party to whom the notice is addressed or from the operation of facsimile machinery or otherwise), or

(d)	if transmitted by email to a person’s address, on the day in which the email is sent, if a Business day, or otherwise on the next Business day (but only if no intimation has been received by the sender that the notice has not been received, whether that intimation comes from the party to whom the notice is addressed or from the operation of email technology or otherwise)..

9.3	Address of parties

For the purposes of this clause the address of a person is the address set out below or another address of which that person may from time to time give notice to each other person:

The Vendor:

Address:	C69, 24-32 Lexington Drive, Bella Vista, NSW 2153

Facsimile:	(02) 9672 6423

Email:	legal@minmxt.com.au

Attention:	Morney Schlebusch

The Purchaser:

Address:	11220 Elm Lane, Suite 203 Charlotte, N.C 2827

Facsimile:	704 366 2463

Email:	ah@chanticleerholdings.com

Attention:	Eric Lederer

10.	General

10.1	Amendment

This document may only be amended or supplemented in writing, signed by the parties.

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10.2	Further assurance

Each party must do, sign, execute and deliver and must ensure that each of its employees and agents does, signs, executes and delivers, all deeds, documents, instruments and acts reasonably required of it or them by notice from another party to effectively carry out and give full effect to this document and the rights and obligations of the parties under it, both before and after Completion.

10.3	Confidentiality

Each party must treat the existence and terms of this document confidentially and no announcement or communication relating to the negotiations of the parties or the existence, subject matter or terms of this document may be made or authorised by a party unless the other parties have first given their written approval or required by law (including under the ASX Listing Rules).

10.4	Counterparts

This document may be signed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

10.5	Entire agreement

This document is the entire agreement of the parties on the subject matter. The only enforceable obligations and liabilities of the parties in relation to the subject matter are those that arise out of the provisions contained in this document. All representations, communications and prior agreements in relation to the subject matter are merged in and superseded by this document.

10.6	Other rights

The rights, powers, remedies and privileges provided in this document are cumulative, and are not exclusive of any other rights, powers, remedies and privileges provided by law, except as may be expressly stated otherwise in this document.

10.7	Prior investigations

No provision of this document is in any way modified, discharged or prejudiced by reason of any investigation made, or information acquired, by or on behalf of the Purchaser, whether prior to or after the date of this document, except to the extent of any matter expressly recorded in this document.

10.8	Severability

Any provision in this document which is invalid or unenforceable in any jurisdiction is to be read down for the purposes of that jurisdiction, if possible, so as to be valid and enforceable, and is otherwise capable of being severed to the extent of the invalidity or unenforceability, without affecting the remaining provisions of this document or affecting the validity or enforceability of that provision in any other jurisdiction.

10.9	Waiver

No failure, delay, relaxation or indulgence on the part of a party in exercising any right, power, privilege or remedy in connection with this document, operates as a waiver of that right, power, privilege or remedy; nor does any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of that or any other right, power, privilege or remedy. A waiver is not valid or binding on the party granting that waiver unless in writing and signed on behalf of that party.

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10.10	Warranty of authority

Each person signing this document on behalf of a party, warrants to the other parties that on the date of signing, that person has full authority to sign this document on behalf of that party.

11.	Law and jurisdiction

11.1	Governing law

This document is governed by the law in force in New South Wales.

11.2	Submission to jurisdiction

The parties submit to the non-exclusive jurisdiction of the courts operating in New South Wales and any courts which may hear appeals from those courts in respect of any proceedings in connection with this document.

16

Signing page

Signed as an agreement

Vendor

Executed by MINMXT Pty Ltd

by or in the presence of its duly authorised officers in

accordance with section 127 of the Corporations

Act 2001:

/s/ Nichole Schlebusch
Signature of director/secretary

Nichole Schlebusch
Name of director/secretary- please print

Purchaser

Executed by Chanticleer Holdings, Inc

by or in the presence of its duly authorised officers in

accordance with section 127 of the Corporations

Act 2001:

/s/ Michael D. Pruitt
Signature of director/secretary

Michael D. Pruitt
Name of director/secretary- please print

Target Company

Executed by TMIX Management Australia Pty Ltd

by or in the presence of its duly authorised officers in

accordance with section 127 of the Corporations

Act 2001:

/s/ Morney Schlebusch
Signature of director/secretary

Morney Schlebusch
Name of director/secretary- please print

17

Schedule 1

(Clause 1.1)

The Target Company

Name:	TMIX Management Australia Pty Ltd
Place of Incorporation:	Australia
Date of Incorporation:	15 August 2011
Australian Company Number:	154 705 816
Issued Capital:	100

Directors:	Morney Schlebusch
Secretaries:	Morney Schlebusch
Public Officer:	Sandra Woods

18

Schedule 2

(Clause 1.1)

The Shares

Number and description of Sale Shares

60 (sixty) fully paid ordinary shares in the Capital of the TMIX Management Australia Pty Ltd (A.C.N 154 705 816)

19

Schedule 3

(Clause 4)

Conditions

Part 1 (Clause 5.1):           Conditions Precedent to Completion

Conditions for the benefit of the Vendor:

1.	Payment of the Purchase Price; and
2.	Execution by the Purchaser of all acts and documents which this Agreement requires at Completion, including in respect of the Management Agreement or any other of the Transaction documents

Conditions for the benefit of the Purchaser:

1.	All Required Consents being obtained without the imposition of any condition unsatisfactory or unacceptable to the Purchaser.

2.	No action or proceeding being pending or threatened against any party to this document by any person or Government Agency that, in the reasonable assessment of the Purchaser, questions, or seeks to enjoin or prohibit, or may materially adversely affect the Purchaser or the Target Company in respect of,:

(a)	the sale and purchase of the Sale Shares; or

(b)	any transaction contemplated by any Transaction Document;

Conditions for the benefit of all parties:

1.	This Agreement is subject to the terms and conditions of the Management Agreement dated on or about the date of this Agreement, and entered into by TMIX Management Australia Pty Ltd , MINMXT Pty Ltd and Chanticleer Holdings, Inc.

20

Schedule 4

(Clause 6.7(a))

Vendor’s Warranties

1.	The Vendor

(a)	The Vendor is the registered holder and beneficial owner of the Sale Shares and there are no restrictions against transfer over or affecting those Sale Shares

(b)	The Vendor has the power and lawful authority to enter into and perform this Agreement and this Agreement constitutes a legal, valid and binding obligation on the Vendor, enforceable in accordance with its terms

3.	Accuracy of information

(a)	The facts set out in the Background and in Schedules 1 to 4 (inclusive) are true, complete and accurate in all respects and not misleading in any material particular whether by the inclusion of misleading information or the exclusion of misleading information or both.

(b)	All information which has been given by or on behalf of the Vendor to the Purchaser (or to any director, agent or adviser of the Purchaser) with respect to the Sale Shares or the Business is true and accurate in all respects.

(c)	All information which is to the knowledge of the Vendor relating to the Sale Shares, either of the Target Company, the Business or otherwise to any subject matter of this document, which is material to be known by a purchaser of the Sale Shares or that would reasonably be expected to influence the decision of the Purchaser to enter into this document, has been disclosed with utmost good faith to the Purchaser.

4.	The Sale Shares

(a)	The Sale Shares:

(i)	are 60 fully paid ordinary shares issued in the capital of the Target Company; and

(ii)	have been allotted and fully paid up in cash and no moneys are owing to the Target Company in respect of them.

(b)	There are no agreements, arrangements or understandings in force or securities issued which call for the present or future issue of, or grant to any person the right to require the issue of, any shares or other securities in the Target Company.

5.	The Target Company

(a)	No step has been taken, and no circumstance exists, for the winding up of the Target Company.

(b)	All the accounts, books, ledgers and financial and other material Records of any kind of the Target Company:

(i)	have been fully, properly and accurately kept and completed

(ii)	contain no material inaccuracies or discrepancies

(iii)	give a true and fair view of the financial, contractual and trading position of the Target Company, its plant and machinery, fixed and current assets and Liabilities (actual, prospective and contingent), debtors, creditors, work-in-progress and stock-in-trade, and

21

(c)	All statutory books and Records of the Target Company have been properly kept and are up to date with true, complete and accurate entries and records.

(d)	The Target Company:

(i)	has complied with all legal requirements for the filing of returns, particulars, notices and other documents with all government and regulatory authorities (including any relevant stock exchange)

(ii)	has complied with all legal requirements in relation to the conduct of its business, and has conducted its business and its affairs generally in accordance with all applicable laws, orders, regulations, by-laws and other requirements.

22

MINMXT Holdings Pty Ltd A.C.N 135 131 627 (Vendor)

Chanticleer Holdings, Inc (Purchaser)

Hoot Parramatta Pty Ltd A.C.N 147 622 348 (Target Company)

Contents

1.	Definitions and interpretation	4
1.1	Definitions	4
1.2	General	6

2.	Confidentiality	7
2.1	Confidentiality	7
2.2	Confidentiality of associates	7
2.3	Disclosure to a prospective purchaser	7
2.4	Public announcement	7
2.5	Return of information	8

3.	Agreement to sell and buy the Shares	8
3.1	Sale and purchase	8
3.2	Title property and risk	8

4.	Right of first offer	8
4.1	Right of first offer	8
4.2	Acceptance of the Offer	8
4.3	Completion	9
4.4	Sale to Third Party Buyer	9
4.5	Additional definitions	10

5.	Conditions	10
5.1	Conditions precedent to Completion	10
5.2	Effect of non-fulfilment	10
5.3	Fulfilment by waiver	10
5.4	Obligation to satisfy conditions	10
5.5	Extent of obligation to fulfil conditions	10

6.	Completion	11
6.1	Time and place of Completion	11
6.2	Obligations of Vendor at Completion	11
6.3	Simultaneous Transactions	11
6.4	Obligations of Purchaser at Completion	11
6.5	Vendor’s obligations until registration	11
6.6	Purchaser’s obligation to register	12
6.7	Required Consents	12

7.	Warranties	12
7.1	Vendor’s warranties	12
7.2	Verification of Warranties	12
7.3	Purchaser’s warranties	13

8.	Costs and stamp duty	13
8.1	Costs generally	13
8.2	Stamp duty generally	13

9.	Notices	13
8.1	Method of giving notices	13
9.2	Time of receipt	14
9.3	Address of parties	14

10.	General	14
10.1	Amendment	14

1

10.2	Further assurance	15
10.3	Confidentiality	15
10.4	Counterparts	15
10.5	Entire agreement	15
10.6	Other rights	15
10.7	Prior investigations	15
10.8	Severability	15
10.9	Waiver	15
10.10	Warranty of authority	16

11.	Law and jurisdiction	16
11.1	Governing law	16
11.2	Submission to jurisdiction	16

Schedule 1		18

Schedule 2		19

Schedule 3		20

Schedule 4		21

Exhibit A:		23

Management Services Agreement		23

2

Details

Date	30 June 2014

Parties

Name	MINMXT Holdings Pty Ltd
ACN	135 131 627
Description	Vendor
Notice details	Address	C69, 24-32 Lexington Drive, Bella Vista, NSW 2153
	Fax	(02) 9672 6423
	Attention	Morney Schlebusch

Name	Chanticleer Holdings, Inc

Description	Purchaser
Notice details	Address	11220 Elm Lane, Suite 203 Charlotte, N.C 28277
	Fax	704 366 2463
	Attention	Eric Lederer or Mike Pruitt

Name	Hoot Parramatta Pty Ltd
ACN	147 622 348
Description	Target Company
Notice details	Address	C69, 24-32 Lexington Drive, Bella Vista, NSW 2153
	Fax	(02) 9672 6423
	Attention	Morney Schlebusch

Background

C	The Vendor is the registered holder and beneficial owner of 100% of the Shares.

D	The Vendor wishes to sell the Sale Shares to the Purchaser and the Purchaser wishes to buy the Sale Shares from the Vendor, on the terms and conditions of this Agreement.

3

Agreement

12.	Definitions and interpretation

12.1	Definitions

In this document, unless the context otherwise requires:

Affiliate of a party means:

(a)	a shareholder of the party;

(b)	a Related Corporation of the party;

(c)	a director, secretary or officer of the party;

(d)	an entity the party controls;

(e)	an entity that controls the party; and

(f)	an entity that is controlled by an entity that controls the party,

(where ‘control’ has the meaning given in section 50AA of the Corporations Act).

Bank Account in relation to:

the Target Company – means the Target Company’s current account with the Commonwealth Bank of Australia

Business means, in relation to the Target Company, the business conducted by that Company as at the date of this document and also the business conducted by that Company at Completion.

Business Day means any day other than a Saturday, Sunday, or a bank holiday or a public holiday, in NSW; and a reference to a date which does not fall on a Business Day is to be construed as a reference to the immediately preceding Business Day.

Business Hours means 9am to 5pm AEST, inclusive on any Business Day.

Claim means a claim, demand, proceeding, litigation or course of action (whether based in contract, tort, statute or equity), or an investigation by any Government Agency.

Completion means completion of the sale and purchase of the Sale Shares under clause 3, including performance by the Vendor of its obligations under clause 6..

Completion Date means the latest of:

(g)	the date of this document, and

(h)	any other date, which is agreed in writing by the parties before the date referred to in para (a).

Condition Satisfaction Date means the Completion Date, or any other date which is agreed in writing by the parties.

Conditions means the conditions set out in Clause 4, if any.

Corporations Act means the Corporations Act 2001 (Cth).

Information for the purposes of Clause 2, has the meaning specified in Clause 2.1.

4

Liabilities means any liability of, or Claim against, the Target Company incurred prior to the Completion or relating to any action or inaction taken or not taken prior to Completion and any liability of, or Claim against, any shareholder of the Target Company incurred prior to Completion or relating to any action or inaction taken or not taken prior to Completion, in each case irrespective of when discovered.

Management Agreement means the Management Agreement dated on or about the date of this Agreement, entered into by MINMXT Holdings Pty Ltd (ACN 135 131 627); Chanticleer Holdings, Inc and Hoot Parramatta Pty Ltd (ACN 147 622 348) in the form of Exhibit A.

Purchase Price means the amount apportioned to the Target Company by way of part consideration in relation to the facility detailed in the Transaction Documents as evidenced on the Share Transfer Forms.

Purchaser means Chanticleer Holdings, Inc.

Records means originals and copies, in machine readable or printed form, of all books, files, reports, records, correspondence, documents and other material of or relating to or used in connection with the Target Company or the Business including records relating to the conduct of the Business by the Vendor prior to the Completion Date and including:

(i)	minute books, statutory books and registers, books of account and copies of Tax returns

(j)	all sales and purchasing records

(k)	all trading and financial records

(l)	all other documents and records which relate to the Target Company or the Business.

Required Consents means the consent, approval, permission or waiver, whether required under a Transaction Document or not, required in order that the parties may enter into and perform the Transaction Documents, without any of them or the ownership, possession, sale or use of any of their respective assets, being in default or breach of any obligation or law.

Shares means the fully paid ordinary shares in the capital of the Target Company, described in Schedule 2

Sale Shares means 60 fully paid ordinary shares in the capital of the Target Company described in Schedule 2, constituting approximately 60% of the issued share capital of the company.

Target Company means Hoot Parramatta Pty Ltd, whose corporate details are set out in Schedule 1.

Transaction Documents means:

(m)	this document;

(n)	The Management Agreement, a copy of which is Exhibit A,

(o)	The Member Register or ASIC Company extract evidencing the shareholding.

(p)	The formal approval of Hooters of America regarding the transfer of the Sale Shares and

(q)	Documents entered into on or around the date of this document evidencing the financing by the Purchaser to the Vendor.

5

Vendor means MINMXT Holdings Pty Ltd.

Warranty means each of the warranties and representations on the part of the parties, set out in this document or referred to in clause 6.

12.2	General

In the interpretation and application of this document, unless the context otherwise requires:

(a)	the singular includes the plural and vice versa and a gender includes other genders;

(b)	in calculating any period of time commencing from a particular day, the period commences on the following day and the following day counts as part of that period;

(c)	a reference to time is to Sydney, Australia time;

(d)	another grammatical form of a defined word or expression has a corresponding meaning;

(e)	a reference to a clause, paragraph, schedule or annexure is to a clause or paragraph of, or schedule or annexure to, this Agreement, and a reference to this Agreement includes any schedule or annexure;

(f)	the rule of interpretation which sometimes requires that a document be interpreted to the disadvantage of the party which put the document forward, does not apply

(g)	a reference to this document or any other agreement, arrangement or document, includes any variation, novation, supplementation or replacement of them;

(h)	where an expression is defined anywhere in this document, it has the same meaning throughout;

(i)	a reference to any gender includes all genders;

(j)	a reference to a party is a reference to a party to this Agreement, and a reference to a party to a document includes the party’s executors, administrators, successors and permitted assigns and substitutes;

(k)	headings are for convenience of reference only and do not affect interpretation;

(l)	a mention of anything after include, includes or including, does not limit what else might be included;

(m)	a reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislative provision substituted for, and also any subordinate legislation issued under, that legislation or legislative provision;

(n)	a reference to dollars or $ is to an amount in Australian currency; and

(o)	a reference to anything (including any amount) is a reference to the whole or any part of it (except that nothing in this provision excuses a party from performing the whole of an obligation just because they have performed part of the obligation); and a reference to a group of persons is a reference to any one or more of them.

6

13.	Confidentiality

13.1	Confidentiality

Where this document provides that a party must treat any information or the like (information) confidentially, then that party must not, and must ensure that any person who receives the information by the party’s authority does not:

(a)	disclose any of the information in any form to anyone else, or

(b)	use any of the information except to:

(i)	acquire or check information in connection with this document and the transactions contemplated by it, or

(ii)	perform any of its obligations under this document or in relation to any of the transactions contemplated by it other than to the extent that:

(c)	the person who provided the information has first agreed in writing;

(d)	the information is disclosed to a professional adviser, banker or financial adviser of the party or to a person whose consent is required under this document or for a transaction contemplated by it and that person undertakes to the person who provided the information:

(i)	not to disclose any of the information in any form to anyone else, and

(ii)	only to use the information for the purposes of advising the party or financing the party or considering whether to give that consent (as the case may be);

(e)	the law requires the disclosure or use; or

(f)	the information is available generally (but not if that is because a person has contravened a confidentiality obligation (including under this clause)).

13.2	Confidentiality of associates

Each party must ensure that its directors, officers, employees, agents representatives and Affiliates comply in all respects with the party’s obligations in this clause 2.2.

13.3	Disclosure to a prospective purchaser

Any party that makes or permits a disclosure of Confidential Information under clause 2.1(c) must ensure that the prospective purchaser first enters into a deed poll in favour of/ with the parties whereby it agrees to comply with provisions substantially similar to those contained in this clauses 2.1 and 2.2.

13.4	Public announcement

Subject to clause 2.1, a party must not, without the prior written consent of all the other parties (not to be unreasonably withheld or delayed), make any public announcement or divulge or otherwise make public in any manner any information in relation to this agreement or the transactions or arrangements contemplated or referred to by this agreement.

7

13.5	Return of information

If Completion does not occur on or before the Completion Date, the party must return, and ensure that any person who receives the information by the party’s authority returns, the information (in any form in which it is held) to the person who provided the information. The obligations imposed by this clause survive termination of this document.

14.	Agreement to sell and buy the Shares

14.1	Sale and purchase

The Vendor sells and the Purchaser buys the Sale Shares on the terms and conditions of this Agreement and subject to the terms of the Management Agreement at Exhibit A

Subject to clause 4, the Vendor as beneficial owner agrees to sell the Sale Shares to the Purchaser and the Purchaser agrees to buy the Sale Shares from the Vendor, at Completion (together with all benefits, rights and entitlements accrued or attaching to the Sale Shares) for the Purchase Price and otherwise on the terms and conditions of this document.

14.2	Title property and risk

The title to, property in and risk of the Sale Shares:

(a)	until Completion, remains solely with the Vendor, and

(b)	passes to the Purchaser on and from Completion; and subject to Completion the Vendor will not have any right or entitlement to profits, dividends, distributions or benefits of or in relation to the Sale Shares

15.	Right of first offer

15.1	Right of first offer

(a)	If a Shareholder (Seller) wishes to dispose of any or all of its Shares (Sale Shares), it must serve a written notice to that effect (Notice of Intention) on the other Shareholder (Recipient).

(b)	If the Recipient wishes to acquire the Sale Shares, it must within 30 days of the Notice of Intention serve a written notice to that effect on the Seller.

(c)	Each notice of offer issued under clause 4.1(b) (Notice of Offer) must specify:

(i)	the payment terms on which the Recipient proposes to acquire the Sale Shares;

(ii)	the acquisition price (which must be a cash consideration) per Share; and

(iii)	a statement to the effect that the Seller has an option to sell all (but not part of) the Sale Shares at the price and on the payment terms set out in the Notice of Offer if the Seller complies with clause 4.2(a).

(d)	A Notice of Offer is irrevocable.

15.2	Acceptance of the Offer

(a)	The Seller may exercise its option under clause 4.3(b)(iii) by giving notice to that effect to the Company and the Recipient within 14 days after the date of service of the Notice of Offer.

8

(b)	If the Seller provides notice under clause 4.2(a), the Seller must sell to the Recipient all the Sale Shares and the Recipient must purchase them at the price per Share and on the payment terms set out in the Notice of Offer.

15.3	Completion

(a)	The purchase price payable for the Sale Shares is payable in immediately available funds on the closing date of the purchase and sale (or as otherwise provided in the payment terms set out in the Notice of Offer), which must take place on the day which is 10 Business Days after the date of exercise of the option under clause 4.2(a).

(b)	At the closing date of the purchase and sale, the Seller must deliver to the Recipient:

(i)	the share certificates and an executed transfer for the Sale Shares;

(ii)	a written resignation from each director of the Company appointed by the Seller; and

(iii)	a duly executed notice irrevocably appointing the Recipient as the Seller’s proxy in respect of the Sale Shares until such time as those Shares are registered in the name of the Recipient.

(c)	The Seller will be deemed to warrant in favour of the Recipient that the Seller transfers to the Recipient clear and unencumbered legal title to the Sale Shares, free of any Security Interests or third party rights.

(d)	The Seller indemnifies the Recipient against any claim, action, damage, loss, liability, cost, charge, expense, outgoing, or payment that the Recipient pays, suffers or incurs or is liable for in respect of any action taken by the Recipient as the Seller’s proxy under clause 4.3(b)(iii).

15.4	Sale to Third Party Buyer

(a)	Subject to clause 4.4(b), if the Recipient does not serve a Notice of Offer within the time specified in clause 4.1, the Seller may within a period of 60 days from expiry of the period specified in clause 4.1(b) sell all (but not part of) the Sale Shares to a third party at such a price and on such terms as the Seller sees fit.

(b)	The Seller must give to the Recipient a copy of any agreement with the Third Party Buyer relating to the Sale Shares within 5 Business Days after execution of the agreement.

(d)	If the Seller does not sell the Sale Shares to the Third Party Buyer named in the Notice of Sale within the time set out in clause 4.1(b) or clause 4.4(b) (as applicable), it may not sell those Sale Shares without complying again with this clause 4.

15.5	Additional definitions

Term	Meaning

Notice of Intention	has the meaning given in clause 4.1(a).

9

Term	Meaning

Notice of Offer	has the meaning given in clause 4.1(c).

Recipient	has the meaning given in clause 4.1(a).

Sale Shares	has the meaning given in clause 4.1(a).

Seller	has the meaning given in clause 4.1(a).

16.	Conditions

16.1	Conditions precedent to Completion

Pursuant to the formation of a binding contract by this document, the obligations of the parties to complete the sale and purchase of the Sale Shares do not become binding unless on or before the Condition Satisfaction Date each of the conditions set out in Pt 1 of Schedule 3 is fulfilled (or waived under clause 4.2). This clause applies despite any other provision of this document to the contrary.

16.2	Effect of non-fulfilment

If the conditions referred to in clause 5.1 are not fulfilled (or waived under clause 10.9) on or before the Condition Satisfaction Date, then this document (other than clauses 1, 2, 8, 8, 10 (except clause 10.2) and 11) is at an end as to its future operation.

16.3	Fulfilment by waiver

A condition referred to in clause 4.1 is waived if, and only if:

(a)	where the condition is expressed to be for the benefit of a particular party, that party gives notice of waiver of the condition to the other parties (as the case requires), and

(b)	otherwise, the parties agree in writing to waive the condition.

16.4	Obligation to satisfy conditions

(a)	Where Schedule 3 specifies that a party must do an act in relation to the fulfilment of a condition, the specified party must do the specified act in accordance with Schedule 3 and, in any event, all parties to this document must use their respective best endeavours to ensure that the conditions referred to in clause 5.1 are fulfilled on or before the Condition Satisfaction Date.

(b)	The Vendor must promptly notify the Purchaser in writing if it becomes aware that any of the conditions referred to in clause 4.1 is not satisfied or becomes incapable of being satisfied.

16.5	Extent of obligation to fulfil conditions

The obligation imposed on a party by clause 5.4 does not require the party to waive any condition under clause 10.9.

10

17.	Completion

17.1	Time and place of Completion

Completion is to occur at midday on the Completion Date at the office of MINMXT Holdings Pty Ltd, or at any other time or place agreed in writing by the parties.

17.2	Obligations of Vendor at Completion

At or before Completion the Vendor must:

(a)	deliver or cause to be delivered to the Purchaser:

(i)	the Member Register or ASIC Company extract, evidencing the shareholding;

(ii)	instruments of transfer of the Sale Shares naming as transferee the Purchaser or its nominees which have been signed by the respective holders and are in registrable form

(iii)	counterparts of each of the Transaction Documents (other than this document), signed by each party to them (other than the Purchaser)

(iv)	any other document which the Purchaser requires to obtain good title to the Sale Shares and to enable the Purchaser to cause the registration of the Sale Shares in the name of the Purchaser or its nominee

(b)	confer on the Purchaser title to the Sale Shares do and sign all other acts and documents which this document requires the Vendor to do or sign at Completion.

17.3	Simultaneous Transactions

(a)	Each of the Transaction Documents between parties to this document, is interdependent with this document.

(b)	The parties are not obliged to complete unless each of them are ready, willing and able to complete their obligations up to and at Completion of this document including its applicable obligations under any and each other Transaction Document.

17.4	Obligations of Purchaser at Completion

At Completion the Purchaser must:

(a)	pay all (or if a specific portion is required to be paid at Completion, that part of) the Purchase Price to the Vendor or as the Vendor may direct by notice to the Purchaser, via EFT Transfer or in cash or by bank cheque or in any other form that the parties may agree in writing

(b)	do and sign all other acts and documents which this document requires the Purchaser to do or sign at Completion including under the Transaction Documents.

17.5	Vendor’s obligations until registration

After Completion and until the Sale Shares are registered in the name of the Purchaser and any nominee, the Vendor must take all action as registered holder of the Sale Shares as the Purchaser may lawfully require from time to time by notice. Until registration of the Sale Shares in the name of the Purchaser, the Purchaser will after Completion be entitled to any dividend and otherwise to enjoy all the benefits of whatever nature of ownership of the Sale Shares.

11

17.6	Purchaser’s obligation to register

The Purchaser must ensure that registration of the transfer of the Sale Shares takes place no later than the last date available for stamping the share transfers without penalty.

17.7	Required Consents

Despite anything to the contrary elsewhere in this document, if the Purchaser waives any condition under clause 5.1 in relation to any Required Consent and proceeds to Completion without any Required Consent then, the following provision applies:

(a)	The Vendor agrees and undertakes that to the extent that the Required Consents to be obtained are not provided on or prior to Completion, it will use its best endeavours to obtain those Required Consents after Completion

18.	Warranties

18.1	Vendor’s warranties

(a)	The Vendor warrants and represents to the Purchaser, as an inducement to the Purchaser to enter into this document and to purchase the Sale Shares, and it is a condition of this document that each of the statements set out in Schedule 4 is true, complete and accurate, both at the date of this document and at the Completion Date and on Completion (except that where a Warranty refers to only one of those dates, that Warranty is given only as at that date).

(b)	Each of the Warranties is a separate representation and warranty and the interpretation of any statement made is not restricted by reference to, or inference from, any other statement.

(c)	The Vendor warrants and represents to the Purchaser, as an inducement to the Purchaser to enter into this document and to purchase the Shares, and it is a condition of this document that, at the date of this document:

(i)	the execution and delivery of this document has been properly authorised by all necessary corporate action of the Vendor

(ii)	the Vendor has full corporate power and lawful authority to sign and deliver this document and to consummate and perform or cause to be performed its obligations under this document

(iii)	this document constitutes a legal, valid and binding obligation on the Vendor enforceable in accordance with its terms by appropriate legal remedy

(iv)	this document does not conflict with or result in the breach of or default under any provision of its Constitution or any material term or provision of any Agreement or deed or any writ, order or injunction, judgment, law, rule or regulation to which it is a party or a subject or by which it is bound, and

(v)	Except as otherwise disclosed, there are no actions, claims, proceedings or investigations pending or threatened against it or to its knowledge by, against or before any person which may have a material effect on the sale and purchase of the Sale Shares in accordance with this document.

18.2	Verification of Warranties

(a)	The Purchaser is entitled to make requisitions and inquiries before Completion to verify any of the Warranties.

12

(b)	The Vendor agrees to furnish before Completion to the Purchaser or to the Purchaser's solicitors or accountants (as may be requested by the Purchaser) any documents and information the Purchaser may reasonably require to verify the accuracy of any Warranty.

18.3	Purchaser’s warranties

(a)	The Purchaser warrants and represents to the Vendor, as an inducement to the Vendor to enter into this document and to sell the Shares, and it is a condition of this document that, at the date of this document:

(i)	the execution and delivery of this document has been properly authorised by all necessary corporate action of the Purchaser

(ii)	the Purchaser has full corporate power and lawful authority to sign and deliver this document and to consummate and perform or cause to be performed its obligations under this document

(iii)	this document constitutes a legal, valid and binding obligation on the Purchaser enforceable in accordance with its terms by appropriate legal remedy

(iv)	this document does not conflict with or result in the breach of or default under any provision of its Constitution or any material term or provision of any Agreement or deed or any writ, order or injunction, judgment, law, rule or regulation to which it is a party or a subject or by which it is bound, and

(v)	Except as otherwise disclosed, there are no actions, claims, proceedings or investigations pending or threatened against it or to its knowledge by, against or before any person which may have a material effect on the sale and purchase of the Sale Shares in accordance with this document.

19.	Costs and stamp duty

19.1	Costs generally

Except to the extent specified in clauses 8.2 and 7.2(c), each party must bear and is responsible for its own costs in connection with the preparation, execution, completion and carrying into effect of this document.

19.2	Stamp duty generally

The Purchaser must bear and is responsible for all stamp duty on or in respect of

d)	this document

e)	The instruments of transfer referred to in Clauses 5.2(a)

f)	any instrument or transaction contemplated by this document, ,

20.	Notices

8.1 Method of giving notices

A notice, consent, approval or other communication (each a ‘notice’) under this document must be signed by or on behalf of the person giving it, addressed to the person to whom it is to be given and:

(a)	delivered to that person’s address

(b)	sent by pre-paid mail to that person’s address,

13

(c)	transmitted by facsimile to that person’s address or

(d)	transmitted by email to that person’s address. .

20.2	Time of receipt

A notice given to a person in accordance with this clause is treated as having been given and received:

(a)	if delivered to a person’s address, on the day of delivery if a Business day, or otherwise on the next Business day

(b)	if sent by pre-paid mail, on the third Business day after posting,

(c)	if transmitted by facsimile to a person’s address and a correct and complete transmission report is received, on the day of transmission if a Business day, or otherwise on the next Business day (but only if no intimation has been received by the sender that the notice has not been received, whether that intimation comes from the party to whom the notice is addressed or from the operation of facsimile machinery or otherwise), or

(d)	if transmitted by email to a person’s address, on the day in which the email is sent, if a Business day, or otherwise on the next Business day (but only if no intimation has been received by the sender that the notice has not been received, whether that intimation comes from the party to whom the notice is addressed or from the operation of email technology or otherwise)..

20.3	Address of parties

For the purposes of this clause the address of a person is the address set out below or another address of which that person may from time to time give notice to each other person:

The Vendor:

Address:	C69, 24-32 Lexington Drive, Bella Vista, NSW 2153

Facsimile:	(02) 9672 6423

Email:	legal@minmxt.com.au

Attention:	Morney Schlebusch

The Purchaser:

Address:	11220 Elm Lane, Suite 203 Charlotte, N.C 2827

Facsimile:	704 366 2463

Email:	ah@chanticleerholdings.com

Attention:	Eric Lederer

21.	General

21.1	Amendment

This document may only be amended or supplemented in writing, signed by the parties.

14

21.2	Further assurance

Each party must do, sign, execute and deliver and must ensure that each of its employees and agents does, signs, executes and delivers, all deeds, documents, instruments and acts reasonably required of it or them by notice from another party to effectively carry out and give full effect to this document and the rights and obligations of the parties under it, both before and after Completion.

21.3	Confidentiality

Each party must treat the existence and terms of this document confidentially and no announcement or communication relating to the negotiations of the parties or the existence, subject matter or terms of this document may be made or authorised by a party unless the other parties have first given their written approval or required by law (including under the ASX Listing Rules).

21.4	Counterparts

This document may be signed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

21.5	Entire agreement

This document is the entire agreement of the parties on the subject matter. The only enforceable obligations and liabilities of the parties in relation to the subject matter are those that arise out of the provisions contained in this document. All representations, communications and prior agreements in relation to the subject matter are merged in and superseded by this document.

21.6	Other rights

The rights, powers, remedies and privileges provided in this document are cumulative, and are not exclusive of any other rights, powers, remedies and privileges provided by law, except as may be expressly stated otherwise in this document.

21.7	Prior investigations

No provision of this document is in any way modified, discharged or prejudiced by reason of any investigation made, or information acquired, by or on behalf of the Purchaser, whether prior to or after the date of this document, except to the extent of any matter expressly recorded in this document.

21.8	Severability

Any provision in this document which is invalid or unenforceable in any jurisdiction is to be read down for the purposes of that jurisdiction, if possible, so as to be valid and enforceable, and is otherwise capable of being severed to the extent of the invalidity or unenforceability, without affecting the remaining provisions of this document or affecting the validity or enforceability of that provision in any other jurisdiction.

21.9	Waiver

No failure, delay, relaxation or indulgence on the part of a party in exercising any right, power, privilege or remedy in connection with this document, operates as a waiver of that right, power, privilege or remedy; nor does any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of that or any other right, power, privilege or remedy. A waiver is not valid or binding on the party granting that waiver unless in writing and signed on behalf of that party.

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21.10	Warranty of authority

Each person signing this document on behalf of a party, warrants to the other parties that on the date of signing, that person has full authority to sign this document on behalf of that party.

22.	Law and jurisdiction

22.1	Governing law

This document is governed by the law in force in New South Wales.

22.2	Submission to jurisdiction

The parties submit to the non-exclusive jurisdiction of the courts operating in New South Wales and any courts which may hear appeals from those courts in respect of any proceedings in connection with this document.

16

Signing page

Signed as an agreement

Vendor

Executed by MINMXT Holdings Pty Ltd

by or in the presence of its duly authorised officers in

accordance with section 127 of the Corporations

Act 2001:

/s/ Nichole Schlebusch
Signature of director/secretary

Nichole Schlebusch
Name of director/secretary- please print

Purchaser

Executed by Chanticleer Holdings, Inc

by or in the presence of its duly authorised officers in

accordance with section 127 of the Corporations

Act 2001:

/s/ Michael D. Pruitt
Signature of director/secretary

Michael D. Pruitt
Name of director/secretary- please print

Target Company

Executed by Hoot Parramatta Pty Ltd

by or in the presence of its duly authorised officers in

accordance with section 127 of the Corporations

Act 2001:

/s/ Morney Schlebusch
Signature of director/secretary

Morney Schlebusch
Name of director/secretary- please print

17

Schedule 1

(Clause 1.1)

The Target Company

Name:	Hoot Parramatta Pty Ltd
Place of Incorporation:	Australia
Date of Incorporation:	15 August 2011
Australian Company Number:	147 622 348
Issued Capital:	100

Directors:	Morney Schlebusch
Secretaries:	Morney Schlebusch
Public Officer:	Sandra Woods

18

Schedule 2

(Clause 1.1)

The Shares

Number and description of Sale Shares

60 (sixty) fully paid ordinary shares in the Capital of the Hoot Parramatta Pty Ltd (A.C.N 147 622 348)

19

Schedule 3

(Clause 4)

Conditions

Part 1 (Clause 5.1):           Conditions Precedent to Completion

Conditions for the benefit of the Vendor:

3. Payment of the Purchase Price; and

4.	Execution by the Purchaser of all acts and documents which this Agreement requires at Completion, including in respect of the Management Agreement or any other of the Transaction documents

Conditions for the benefit of the Purchaser:

6.	All Required Consents being obtained without the imposition of any condition unsatisfactory or unacceptable to the Purchaser.

7.	No action or proceeding being pending or threatened against any party to this document by any person or Government Agency that, in the reasonable assessment of the Purchaser, questions, or seeks to enjoin or prohibit, or may materially adversely affect the Purchaser or the Target Company in respect of,:

(a)	the sale and purchase of the Sale Shares; or

(b)	any transaction contemplated by any Transaction Document;

Conditions for the benefit of all parties:

2.	This Agreement is subject to the terms and conditions of the Management Agreement dated on or about the date of this Agreement, and entered into by Hoot Parramatta Pty Ltd , MINMXT Holdings Pty Ltd and Chanticleer Holdings, Inc.

20

Schedule 4

(Clause 6.7(a))

Vendor’s Warranties

2.	The Vendor

(a)	The Vendor is the registered holder and beneficial owner of the Sale Shares and there are no restrictions against transfer over or affecting those Sale Shares

(b)	The Vendor has the power and lawful authority to enter into and perform this Agreement and this Agreement constitutes a legal, valid and binding obligation on the Vendor, enforceable in accordance with its terms

8.	Accuracy of information

(a)	The facts set out in the Background and in Schedules 1 to 4 (inclusive) are true, complete and accurate in all respects and not misleading in any material particular whether by the inclusion of misleading information or the exclusion of misleading information or both.

(b)	All information which has been given by or on behalf of the Vendor to the Purchaser (or to any director, agent or adviser of the Purchaser) with respect to the Sale Shares or the Business is true and accurate in all respects.

(c)	All information which is to the knowledge of the Vendor relating to the Sale Shares, either of the Target Company, the Business or otherwise to any subject matter of this document, which is material to be known by a purchaser of the Sale Shares or that would reasonably be expected to influence the decision of the Purchaser to enter into this document, has been disclosed with utmost good faith to the Purchaser.

9.	The Sale Shares

(a)	The Sale Shares:

(i)	are 60 fully paid ordinary shares issued in the capital of the Target Company; and

(ii)	have been allotted and fully paid up in cash and no moneys are owing to the Target Company in respect of them.

(b)	There are no agreements, arrangements or understandings in force or securities issued which call for the present or future issue of, or grant to any person the right to require the issue of, any shares or other securities in the Target Company.

10.	The Target Company

(a)	No step has been taken, and no circumstance exists, for the winding up of the Target Company.

(b)	All the accounts, books, ledgers and financial and other material Records of any kind of the Target Company:

(i)	have been fully, properly and accurately kept and completed

(ii)	contain no material inaccuracies or discrepancies

(iii)	give a true and fair view of the financial, contractual and trading position of the Target Company, its plant and machinery, fixed and current assets and Liabilities (actual, prospective and contingent), debtors, creditors, work-in-progress and stock-in-trade, and

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(c)	All statutory books and Records of the Target Company have been properly kept and are up to date with true, complete and accurate entries and records.

(d)	The Target Company:

(i)	has complied with all legal requirements for the filing of returns, particulars, notices and other documents with all government and regulatory authorities (including any relevant stock exchange)

(ii)	has complied with all legal requirements in relation to the conduct of its business, and has conducted its business and its affairs generally in accordance with all applicable laws, orders, regulations, by-laws and other requirements.

22

MINMXT Holdings Pty Ltd A.C.N 135 131 627 (Vendor)

Chanticleer Holdings, Inc (Purchaser)

Hoot Penrith Pty Ltd A.C.N 147 839 790 (Target Company)

Contents

1.	Definitions and interpretation	4
1.1	Definitions	4
1.2	General	6

2.	Confidentiality	7
2.1	Confidentiality	7
2.2	Confidentiality of associates	7
2.3	Disclosure to a prospective purchaser	7
2.4	Public announcement	7
2.5	Return of information	8

3.	Agreement to sell and buy the Shares	8
3.1	Sale and purchase	8
3.2	Title property and risk	8

4.	Right of first offer	8
4.1	Right of first offer	8
4.2	Acceptance of the Offer	8
4.3	Completion	9
4.4	Sale to Third Party Buyer	9
4.5	Additional definitions	9

5.	Conditions	10
5.1	Conditions precedent to Completion	10
5.2	Effect of non-fulfilment	10
5.3	Fulfilment by waiver	10
5.4	Obligation to satisfy conditions	10
5.5	Extent of obligation to fulfil conditions	10

6.	Completion	11
6.1	Time and place of Completion	11
6.2	Obligations of Vendor at Completion	11
6.3	Simultaneous Transactions	11
6.4	Obligations of Purchaser at Completion	11
6.5	Vendor’s obligations until registration	11
6.6	Purchaser’s obligation to register	12
6.7	Required Consents	12

7.	Warranties	12
7.1	Vendor’s warranties	12
7.2	Verification of Warranties	12
7.3	Purchaser’s warranties	13

8.	Costs and stamp duty	13
8.1	Costs generally	13
8.2	Stamp duty generally	13

9.	Notices	13
8.1	Method of giving notices	13
9.2	Time of receipt	14
9.3	Address of parties	14

10.	General	14
10.1	Amendment	14

1

10.2	Further assurance	15
10.3	Confidentiality	15
10.4	Counterparts	15
10.5	Entire agreement	15
10.6	Other rights	15
10.7	Prior investigations	15
10.8	Severability	15
10.9	Waiver	15
10.10	Warranty of authority	16

11.	Law and jurisdiction	16
11.1	Governing law	16
11.2	Submission to jurisdiction	16

2

Details

Date	30 June 2014

Parties

Name	MINMXT Holdings Pty Ltd
ACN	135 131 627
Description	Vendor
Notice details	Address	C69, 24-32 Lexington Drive, Bella Vista, NSW 2153
	Fax	(02) 9672 6423
	Attention	Morney Schlebusch

Name	Chanticleer Holdings, Inc

Description	Purchaser
Notice details	Address	11220 Elm Lane, Suite 203 Charlotte, N.C 28277
	Fax	704 366 2463
	Attention	Eric Lederer or Mike Pruitt

Name	Hoot Penrith Pty Ltd
ACN	147 839 790
Description	Target Company
Notice details	Address	C69, 24-32 Lexington Drive, Bella Vista, NSW 2153
	Fax	(02) 9672 6423
	Attention	Morney Schlebusch

Background

E	The Vendor is the registered holder and beneficial owner of 100% of the Shares.

F	The Vendor wishes to sell the Sale Shares to the Purchaser and the Purchaser wishes to buy the Sale Shares from the Vendor, on the terms and conditions of this Agreement.

3

Agreement

23.	Definitions and interpretation

23.1	Definitions

In this document, unless the context otherwise requires:

Affiliate of a party means:

(a)	a shareholder of the party;

(b)	a Related Corporation of the party;

(c)	a director, secretary or officer of the party;

(d)	an entity the party controls;

(e)	an entity that controls the party; and

(f)	an entity that is controlled by an entity that controls the party,

(where ‘control’ has the meaning given in section 50AA of the Corporations Act).

Bank Account in relation to:

the Target Company – means the Target Company’s current account with the Commonwealth Bank of Australia

Business means, in relation to the Target Company, the business conducted by that Company as at the date of this document and also the business conducted by that Company at Completion.

Business Day means any day other than a Saturday, Sunday, or a bank holiday or a public holiday, in NSW; and a reference to a date which does not fall on a Business Day is to be construed as a reference to the immediately preceding Business Day.

Business Hours means 9am to 5pm AEST, inclusive on any Business Day.

Claim means a claim, demand, proceeding, litigation or course of action (whether based in contract, tort, statute or equity), or an investigation by any Government Agency.

Completion means completion of the sale and purchase of the Sale Shares under clause 3, including performance by the Vendor of its obligations under clause 6..

Completion Date means the latest of:

(g)	the date of this document, and

(h)	any other date, which is agreed in writing by the parties before the date referred to in para (a).

Condition Satisfaction Date means the Completion Date, or any other date which is agreed in writing by the parties.

Conditions means the conditions set out in Clause 4, if any.

Corporations Act means the Corporations Act 2001 (Cth).

Information for the purposes of Clause 2, has the meaning specified in Clause 2.1.

4

Liabilities means any liability of, or Claim against, the Target Company incurred prior to the Completion or relating to any action or inaction taken or not taken prior to Completion and any liability of, or Claim against, any shareholder of the Target Company incurred prior to Completion or relating to any action or inaction taken or not taken prior to Completion, in each case irrespective of when discovered.

Management Agreement means the Management Agreement dated on or about the date of this Agreement, entered into by MINMXT Holdings Pty Ltd (ACN 135 131 627); Chanticleer Holdings, Inc and Hoot Penrith Pty Ltd (ACN 147 839 790) in the form of Exhibit A.

Purchase Price means the amount apportioned to the Target Company by way of part consideration in relation to the facility detailed in the Transaction Documents as evidenced on the Share Transfer Forms.

Purchaser means Chanticleer Holdings, Inc.

Records means originals and copies, in machine readable or printed form, of all books, files, reports, records, correspondence, documents and other material of or relating to or used in connection with the Target Company or the Business including records relating to the conduct of the Business by the Vendor prior to the Completion Date and including:

(i)	minute books, statutory books and registers, books of account and copies of Tax returns

(j)	all sales and purchasing records

(k)	all trading and financial records

(l)	all other documents and records which relate to the Target Company or the Business.

Required Consents means the consent, approval, permission or waiver, whether required under a Transaction Document or not, required in order that the parties may enter into and perform the Transaction Documents, without any of them or the ownership, possession, sale or use of any of their respective assets, being in default or breach of any obligation or law.

Shares means the fully paid ordinary shares in the capital of the Target Company, described in Schedule 2

Sale Shares means 60 fully paid ordinary shares in the capital of the Target Company described in Schedule 2, constituting approximately 60% of the issued share capital of the company.

Target Company means Hoot Penrith Pty Ltd, whose corporate details are set out in Schedule 1.

Transaction Documents means:

(m)	this document;

(n)	The Management Agreement, a copy of which is Exhibit A,

(o)	The Member Register or ASIC Company extract evidencing the shareholding.

(p)	The formal approval of Hooters of America regarding the transfer of the Sale Shares and

(q)	Documents entered into on or around the date of this document evidencing the financing by the Purchaser to the Vendor.

5

Vendor means MINMXT Holdings Pty Ltd.

Warranty means each of the warranties and representations on the part of the parties, set out in this document or referred to in clause 6.

23.2	General

In the interpretation and application of this document, unless the context otherwise requires:

(a)	the singular includes the plural and vice versa and a gender includes other genders;

(b)	in calculating any period of time commencing from a particular day, the period commences on the following day and the following day counts as part of that period;

(c)	a reference to time is to Sydney, Australia time;

(d)	another grammatical form of a defined word or expression has a corresponding meaning;

(e)	a reference to a clause, paragraph, schedule or annexure is to a clause or paragraph of, or schedule or annexure to, this Agreement, and a reference to this Agreement includes any schedule or annexure;

(f)	the rule of interpretation which sometimes requires that a document be interpreted to the disadvantage of the party which put the document forward, does not apply

(g)	a reference to this document or any other agreement, arrangement or document, includes any variation, novation, supplementation or replacement of them;

(h)	where an expression is defined anywhere in this document, it has the same meaning throughout;

(i)	a reference to any gender includes all genders;

(j)	a reference to a party is a reference to a party to this Agreement, and a reference to a party to a document includes the party’s executors, administrators, successors and permitted assigns and substitutes;

(k)	headings are for convenience of reference only and do not affect interpretation;

(l)	a mention of anything after include, includes or including, does not limit what else might be included;

(m)	a reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislative provision substituted for, and also any subordinate legislation issued under, that legislation or legislative provision;

(n)	a reference to dollars or $ is to an amount in Australian currency; and

(o)	a reference to anything (including any amount) is a reference to the whole or any part of it (except that nothing in this provision excuses a party from performing the whole of an obligation just because they have performed part of the obligation); and a reference to a group of persons is a reference to any one or more of them.

6

24.	Confidentiality

24.1	Confidentiality

Where this document provides that a party must treat any information or the like (information) confidentially, then that party must not, and must ensure that any person who receives the information by the party’s authority does not:

(a)	disclose any of the information in any form to anyone else, or

(b)	use any of the information except to:

(i)	acquire or check information in connection with this document and the transactions contemplated by it, or

(ii)	perform any of its obligations under this document or in relation to any of the transactions contemplated by it other than to the extent that:

(c)	the person who provided the information has first agreed in writing;

(d)	the information is disclosed to a professional adviser, banker or financial adviser of the party or to a person whose consent is required under this document or for a transaction contemplated by it and that person undertakes to the person who provided the information:

(i)	not to disclose any of the information in any form to anyone else, and

(ii)	only to use the information for the purposes of advising the party or financing the party or considering whether to give that consent (as the case may be);

(e)	the law requires the disclosure or use; or

(f)	the information is available generally (but not if that is because a person has contravened a confidentiality obligation (including under this clause)).

24.2	Confidentiality of associates

Each party must ensure that its directors, officers, employees, agents representatives and Affiliates comply in all respects with the party’s obligations in this clause 2.2.

24.3	Disclosure to a prospective purchaser

Any party that makes or permits a disclosure of Confidential Information under clause 2.1(c) must ensure that the prospective purchaser first enters into a deed poll in favour of/ with the parties whereby it agrees to comply with provisions substantially similar to those contained in this clauses 2.1 and 2.2.

24.4	Public announcement

Subject to clause 2.1, a party must not, without the prior written consent of all the other parties (not to be unreasonably withheld or delayed), make any public announcement or divulge or otherwise make public in any manner any information in relation to this agreement or the transactions or arrangements contemplated or referred to by this agreement.

7

24.5	Return of information

If Completion does not occur on or before the Completion Date, the party must return, and ensure that any person who receives the information by the party’s authority returns, the information (in any form in which it is held) to the person who provided the information. The obligations imposed by this clause survive termination of this document.

25.	Agreement to sell and buy the Shares

25.1	Sale and purchase

The Vendor sells and the Purchaser buys the Sale Shares on the terms and conditions of this Agreement and subject to the terms of the Management Agreement at Exhibit A

Subject to clause 4, the Vendor as beneficial owner agrees to sell the Sale Shares to the Purchaser and the Purchaser agrees to buy the Sale Shares from the Vendor, at Completion (together with all benefits, rights and entitlements accrued or attaching to the Sale Shares) for the Purchase Price and otherwise on the terms and conditions of this document.

25.2	Title property and risk

The title to, property in and risk of the Sale Shares:

(a)	until Completion, remains solely with the Vendor, and

(b)	passes to the Purchaser on and from Completion; and subject to Completion the Vendor will not have any right or entitlement to profits, dividends, distributions or benefits of or in relation to the Sale Shares

26.	Right of first offer

26.1	Right of first offer

(a)	If a Shareholder (Seller) wishes to dispose of any or all of its Shares (Sale Shares), it must serve a written notice to that effect (Notice of Intention) on the other Shareholder (Recipient).

(b)	If the Recipient wishes to acquire the Sale Shares, it must within 30 days of the Notice of Intention serve a written notice to that effect on the Seller.

(c)	Each notice of offer issued under clause 4.1(b) (Notice of Offer) must specify:

(i)	the payment terms on which the Recipient proposes to acquire the Sale Shares;

(ii)	the acquisition price (which must be a cash consideration) per Share; and

(iii)	a statement to the effect that the Seller has an option to sell all (but not part of) the Sale Shares at the price and on the payment terms set out in the Notice of Offer if the Seller complies with clause 4.2(a).

(d)	A Notice of Offer is irrevocable.

26.2	Acceptance of the Offer

(a)	The Seller may exercise its option under clause 4.3(b)(iii) by giving notice to that effect to the Company and the Recipient within 14 days after the date of service of the Notice of Offer.

8

(b)	If the Seller provides notice under clause 4.2(a), the Seller must sell to the Recipient all the Sale Shares and the Recipient must purchase them at the price per Share and on the payment terms set out in the Notice of Offer.

26.3	Completion

(a)	The purchase price payable for the Sale Shares is payable in immediately available funds on the closing date of the purchase and sale (or as otherwise provided in the payment terms set out in the Notice of Offer), which must take place on the day which is 10 Business Days after the date of exercise of the option under clause 4.2(a).

(b)	At the closing date of the purchase and sale, the Seller must deliver to the Recipient:

(i)	the share certificates and an executed transfer for the Sale Shares;

(ii)	a written resignation from each director of the Company appointed by the Seller; and

(iii)	a duly executed notice irrevocably appointing the Recipient as the Seller’s proxy in respect of the Sale Shares until such time as those Shares are registered in the name of the Recipient.

(c)	The Seller will be deemed to warrant in favour of the Recipient that the Seller transfers to the Recipient clear and unencumbered legal title to the Sale Shares, free of any Security Interests or third party rights.

(d)	The Seller indemnifies the Recipient against any claim, action, damage, loss, liability, cost, charge, expense, outgoing, or payment that the Recipient pays, suffers or incurs or is liable for in respect of any action taken by the Recipient as the Seller’s proxy under clause 4.3(b)(iii).

26.4	Sale to Third Party Buyer

(a)	Subject to clause 4.4(b), if the Recipient does not serve a Notice of Offer within the time specified in clause 4.1, the Seller may within a period of 60 days from expiry of the period specified in clause 4.1(b) sell all (but not part of) the Sale Shares to a third party at such a price and on such terms as the Seller sees fit.

(b)	The Seller must give to the Recipient a copy of any agreement with the Third Party Buyer relating to the Sale Shares within 5 Business Days after execution of the agreement.

(d)	If the Seller does not sell the Sale Shares to the Third Party Buyer named in the Notice of Sale within the time set out in clause 4.1(b) or clause 4.4(b) (as applicable), it may not sell those Sale Shares without complying again with this clause 4.

26.5	Additional definitions

Term	Meaning

Notice of Intention	has the meaning given in clause 4.1(a).

9

Term	Meaning

Notice of Offer	has the meaning given in clause 4.1(c).

Recipient	has the meaning given in clause 4.1(a).

Sale Shares	has the meaning given in clause 4.1(a).

Seller	has the meaning given in clause 4.1(a).

27.	Conditions

27.1	Conditions precedent to Completion

Pursuant to the formation of a binding contract by this document, the obligations of the parties to complete the sale and purchase of the Sale Shares do not become binding unless on or before the Condition Satisfaction Date each of the conditions set out in Pt 1 of Schedule 3 is fulfilled (or waived under clause 4.2). This clause applies despite any other provision of this document to the contrary.

27.2	Effect of non-fulfilment

If the conditions referred to in clause 5.1 are not fulfilled (or waived under clause 10.9) on or before the Condition Satisfaction Date, then this document (other than clauses 1, 2, 8, 8, 10 (except clause 10.2) and 11) is at an end as to its future operation.

27.3	Fulfilment by waiver

A condition referred to in clause 4.1 is waived if, and only if:

(a)	where the condition is expressed to be for the benefit of a particular party, that party gives notice of waiver of the condition to the other parties (as the case requires), and

(b)	otherwise, the parties agree in writing to waive the condition.

27.4	Obligation to satisfy conditions

(a)	Where Schedule 3 specifies that a party must do an act in relation to the fulfilment of a condition, the specified party must do the specified act in accordance with Schedule 3 and, in any event, all parties to this document must use their respective best endeavours to ensure that the conditions referred to in clause 5.1 are fulfilled on or before the Condition Satisfaction Date.

(b)	The Vendor must promptly notify the Purchaser in writing if it becomes aware that any of the conditions referred to in clause 4.1 is not satisfied or becomes incapable of being satisfied.

27.5	Extent of obligation to fulfil conditions

The obligation imposed on a party by clause 5.4 does not require the party to waive any condition under clause 10.9.

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28.	Completion

28.1	Time and place of Completion

Completion is to occur at midday on the Completion Date at the office of MINMXT Holdings Pty Ltd, or at any other time or place agreed in writing by the parties.

28.2	Obligations of Vendor at Completion

At or before Completion the Vendor must:

(a)	deliver or cause to be delivered to the Purchaser:

(i)	the Member Register or ASIC Company extract, evidencing the shareholding;

(ii)	instruments of transfer of the Sale Shares naming as transferee the Purchaser or its nominees which have been signed by the respective holders and are in registrable form

(iii)	counterparts of each of the Transaction Documents (other than this document), signed by each party to them (other than the Purchaser)

(iv)	any other document which the Purchaser requires to obtain good title to the Sale Shares and to enable the Purchaser to cause the registration of the Sale Shares in the name of the Purchaser or its nominee

(b)	confer on the Purchaser title to the Sale Shares do and sign all other acts and documents which this document requires the Vendor to do or sign at Completion.

28.3	Simultaneous Transactions

(a)	Each of the Transaction Documents between parties to this document, is interdependent with this document.

(b)	The parties are not obliged to complete unless each of them are ready, willing and able to complete their obligations up to and at Completion of this document including its applicable obligations under any and each other Transaction Document.

28.4	Obligations of Purchaser at Completion

At Completion the Purchaser must:

(a)	pay all (or if a specific portion is required to be paid at Completion, that part of) the Purchase Price to the Vendor or as the Vendor may direct by notice to the Purchaser, via EFT Transfer or in cash or by bank cheque or in any other form that the parties may agree in writing

(b)	do and sign all other acts and documents which this document requires the Purchaser to do or sign at Completion including under the Transaction Documents.

28.5	Vendor’s obligations until registration

After Completion and until the Sale Shares are registered in the name of the Purchaser and any nominee, the Vendor must take all action as registered holder of the Sale Shares as the Purchaser may lawfully require from time to time by notice. Until registration of the Sale Shares in the name of the Purchaser, the Purchaser will after Completion be entitled to any dividend and otherwise to enjoy all the benefits of whatever nature of ownership of the Sale Shares.

11

28.6	Purchaser’s obligation to register

The Purchaser must ensure that registration of the transfer of the Sale Shares takes place no later than the last date available for stamping the share transfers without penalty.

28.7	Required Consents

Despite anything to the contrary elsewhere in this document, if the Purchaser waives any condition under clause 5.1 in relation to any Required Consent and proceeds to Completion without any Required Consent then, the following provision applies:

(a)	The Vendor agrees and undertakes that to the extent that the Required Consents to be obtained are not provided on or prior to Completion, it will use its best endeavours to obtain those Required Consents after Completion

29.	Warranties

29.1	Vendor’s warranties

(a)	The Vendor warrants and represents to the Purchaser, as an inducement to the Purchaser to enter into this document and to purchase the Sale Shares, and it is a condition of this document that each of the statements set out in Schedule 4 is true, complete and accurate, both at the date of this document and at the Completion Date and on Completion (except that where a Warranty refers to only one of those dates, that Warranty is given only as at that date).

(b)	Each of the Warranties is a separate representation and warranty and the interpretation of any statement made is not restricted by reference to, or inference from, any other statement.

(c)	The Vendor warrants and represents to the Purchaser, as an inducement to the Purchaser to enter into this document and to purchase the Shares, and it is a condition of this document that, at the date of this document:

(i)	the execution and delivery of this document has been properly authorised by all necessary corporate action of the Vendor

(ii)	the Vendor has full corporate power and lawful authority to sign and deliver this document and to consummate and perform or cause to be performed its obligations under this document

(iii)	this document constitutes a legal, valid and binding obligation on the Vendor enforceable in accordance with its terms by appropriate legal remedy

(iv)	this document does not conflict with or result in the breach of or default under any provision of its Constitution or any material term or provision of any Agreement or deed or any writ, order or injunction, judgment, law, rule or regulation to which it is a party or a subject or by which it is bound, and

(v)	Except as otherwise disclosed, there are no actions, claims, proceedings or investigations pending or threatened against it or to its knowledge by, against or before any person which may have a material effect on the sale and purchase of the Sale Shares in accordance with this document.

29.2	Verification of Warranties

(a)	The Purchaser is entitled to make requisitions and inquiries before Completion to verify any of the Warranties.

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(b)	The Vendor agrees to furnish before Completion to the Purchaser or to the Purchaser's solicitors or accountants (as may be requested by the Purchaser) any documents and information the Purchaser may reasonably require to verify the accuracy of any Warranty.

29.3	Purchaser’s warranties

(a)	The Purchaser warrants and represents to the Vendor, as an inducement to the Vendor to enter into this document and to sell the Shares, and it is a condition of this document that, at the date of this document:

(i)	the execution and delivery of this document has been properly authorised by all necessary corporate action of the Purchaser

(ii)	the Purchaser has full corporate power and lawful authority to sign and deliver this document and to consummate and perform or cause to be performed its obligations under this document

(iii)	this document constitutes a legal, valid and binding obligation on the Purchaser enforceable in accordance with its terms by appropriate legal remedy

(iv)	this document does not conflict with or result in the breach of or default under any provision of its Constitution or any material term or provision of any Agreement or deed or any writ, order or injunction, judgment, law, rule or regulation to which it is a party or a subject or by which it is bound, and

(v)	Except as otherwise disclosed, there are no actions, claims, proceedings or investigations pending or threatened against it or to its knowledge by, against or before any person which may have a material effect on the sale and purchase of the Sale Shares in accordance with this document.

30.	Costs and stamp duty

30.1	Costs generally

Except to the extent specified in clauses 8.2 and 7.2(c), each party must bear and is responsible for its own costs in connection with the preparation, execution, completion and carrying into effect of this document.

30.2	Stamp duty generally

The Purchaser must bear and is responsible for all stamp duty on or in respect of

g)	this document

h)	The instruments of transfer referred to in Clauses 5.2(a)

i)	any instrument or transaction contemplated by this document, ,

31.	Notices

8.1 Method of giving notices

A notice, consent, approval or other communication (each a ‘notice’) under this document must be signed by or on behalf of the person giving it, addressed to the person to whom it is to be given and:

(a)	delivered to that person’s address

(b)	sent by pre-paid mail to that person’s address,

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(c)	transmitted by facsimile to that person’s address or

(d)	transmitted by email to that person’s address. .

31.2	Time of receipt

A notice given to a person in accordance with this clause is treated as having been given and received:

(a)	if delivered to a person’s address, on the day of delivery if a Business day, or otherwise on the next Business day

(b)	if sent by pre-paid mail, on the third Business day after posting,

(c)	if transmitted by facsimile to a person’s address and a correct and complete transmission report is received, on the day of transmission if a Business day, or otherwise on the next Business day (but only if no intimation has been received by the sender that the notice has not been received, whether that intimation comes from the party to whom the notice is addressed or from the operation of facsimile machinery or otherwise), or

(d)	if transmitted by email to a person’s address, on the day in which the email is sent, if a Business day, or otherwise on the next Business day (but only if no intimation has been received by the sender that the notice has not been received, whether that intimation comes from the party to whom the notice is addressed or from the operation of email technology or otherwise)..

31.3	Address of parties

For the purposes of this clause the address of a person is the address set out below or another address of which that person may from time to time give notice to each other person:

The Vendor:

Address:	C69, 24-32 Lexington Drive, Bella Vista, NSW 2153

Facsimile:	(02) 9672 6423

Email:	legal@minmxt.com.au

Attention:	Morney Schlebusch

The Purchaser:

Address:	11220 Elm Lane, Suite 203 Charlotte, N.C 2827

Facsimile:	704 366 2463

Email:	ah@chanticleerholdings.com

Attention:	Eric Lederer

32.	General

32.1	Amendment

This document may only be amended or supplemented in writing, signed by the parties.

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32.2	Further assurance

Each party must do, sign, execute and deliver and must ensure that each of its employees and agents does, signs, executes and delivers, all deeds, documents, instruments and acts reasonably required of it or them by notice from another party to effectively carry out and give full effect to this document and the rights and obligations of the parties under it, both before and after Completion.

32.3	Confidentiality

Each party must treat the existence and terms of this document confidentially and no announcement or communication relating to the negotiations of the parties or the existence, subject matter or terms of this document may be made or authorised by a party unless the other parties have first given their written approval or required by law (including under the ASX Listing Rules).

32.4	Counterparts

This document may be signed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

32.5	Entire agreement

This document is the entire agreement of the parties on the subject matter. The only enforceable obligations and liabilities of the parties in relation to the subject matter are those that arise out of the provisions contained in this document. All representations, communications and prior agreements in relation to the subject matter are merged in and superseded by this document.

32.6	Other rights

The rights, powers, remedies and privileges provided in this document are cumulative, and are not exclusive of any other rights, powers, remedies and privileges provided by law, except as may be expressly stated otherwise in this document.

32.7	Prior investigations

No provision of this document is in any way modified, discharged or prejudiced by reason of any investigation made, or information acquired, by or on behalf of the Purchaser, whether prior to or after the date of this document, except to the extent of any matter expressly recorded in this document.

32.8	Severability

Any provision in this document which is invalid or unenforceable in any jurisdiction is to be read down for the purposes of that jurisdiction, if possible, so as to be valid and enforceable, and is otherwise capable of being severed to the extent of the invalidity or unenforceability, without affecting the remaining provisions of this document or affecting the validity or enforceability of that provision in any other jurisdiction.

32.9	Waiver

No failure, delay, relaxation or indulgence on the part of a party in exercising any right, power, privilege or remedy in connection with this document, operates as a waiver of that right, power, privilege or remedy; nor does any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of that or any other right, power, privilege or remedy. A waiver is not valid or binding on the party granting that waiver unless in writing and signed on behalf of that party.

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32.10	Warranty of authority

Each person signing this document on behalf of a party, warrants to the other parties that on the date of signing, that person has full authority to sign this document on behalf of that party.

33.	Law and jurisdiction

33.1	Governing law

This document is governed by the law in force in New South Wales.

33.2	Submission to jurisdiction

The parties submit to the non-exclusive jurisdiction of the courts operating in New South Wales and any courts which may hear appeals from those courts in respect of any proceedings in connection with this document.

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Signing page

Signed as an agreement

Vendor

Executed by MINMXT Holdings Pty Ltd

by or in the presence of its duly authorised officers in

accordance with section 127 of the Corporations

Act 2001:

/s/ Nichole Schlebusch
Signature of director/secretary

Nichole Schlebusch
Name of director/secretary- please print

Purchaser

Executed by Chanticleer Holdings, Inc

by or in the presence of its duly authorised officers in

accordance with section 127 of the Corporations

Act 2001:

/s/ Michael D. Pruitt
Signature of director/secretary

Michael D. Pruitt
Name of director/secretary- please print

Target Company

Executed by Hoot Penrith Pty Ltd

by or in the presence of its duly authorised officers in

accordance with section 127 of the Corporations

Act 2001:

/s/ Morney Schlebusch
Signature of director/secretary

Morney Schlebusch
Name of director/secretary- please print

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Schedule 1

(Clause 1.1)

The Target Company

Name:	Hoot Penrith Pty Ltd
Place of Incorporation:	Australia
Date of Incorporation:	15 August 2011
Australian Company Number:	147 839 790
Issued Capital:	100

Directors:	Morney Schlebusch
Secretaries:	Morney Schlebusch
Public Officer:	Sandra Woods

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Schedule 2

(Clause 1.1)

The Shares

Number and description of Sale Shares

60 (sixty) fully paid ordinary shares in the Capital of the Hoot Penrith Pty Ltd (A.C.N 147 839 790)

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Schedule 3

(Clause 4)

Conditions

Part 1 (Clause 5.1):        Conditions Precedent to Completion

Conditions for the benefit of the Vendor:

5.	Payment of the Purchase Price; and

6.	Execution by the Purchaser of all acts and documents which this Agreement requires at Completion, including in respect of the Management Agreement or any other of the Transaction documents

Conditions for the benefit of the Purchaser:

11.	All Required Consents being obtained without the imposition of any condition unsatisfactory or unacceptable to the Purchaser.

12.	No action or proceeding being pending or threatened against any party to this document by any person or Government Agency that, in the reasonable assessment of the Purchaser, questions, or seeks to enjoin or prohibit, or may materially adversely affect the Purchaser or the Target Company in respect of,:

(a)	the sale and purchase of the Sale Shares; or

(b)	any transaction contemplated by any Transaction Document;

Conditions for the benefit of all parties:

3.	This Agreement is subject to the terms and conditions of the Management Agreement dated on or about the date of this Agreement, and entered into by Hoot Penrith Pty Ltd, MINMXT Holdings Pty Ltd and Chanticleer Holdings, Inc.

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Schedule 4

(Clause 6.7(a))

Vendor’s Warranties

3.	The Vendor

(a)	The Vendor is the registered holder and beneficial owner of the Sale Shares and there are no restrictions against transfer over or affecting those Sale Shares

(b)	The Vendor has the power and lawful authority to enter into and perform this Agreement and this Agreement constitutes a legal, valid and binding obligation on the Vendor, enforceable in accordance with its terms

13.	Accuracy of information

(a)	The facts set out in the Background and in Schedules 1 to 4 (inclusive) are true, complete and accurate in all respects and not misleading in any material particular whether by the inclusion of misleading information or the exclusion of misleading information or both.

(b)	All information which has been given by or on behalf of the Vendor to the Purchaser (or to any director, agent or adviser of the Purchaser) with respect to the Sale Shares or the Business is true and accurate in all respects.

(c)	All information which is to the knowledge of the Vendor relating to the Sale Shares, either of the Target Company, the Business or otherwise to any subject matter of this document, which is material to be known by a purchaser of the Sale Shares or that would reasonably be expected to influence the decision of the Purchaser to enter into this document, has been disclosed with utmost good faith to the Purchaser.

14.	The Sale Shares

(a)	The Sale Shares:

(i)	are 60 fully paid ordinary shares issued in the capital of the Target Company; and

(ii)	have been allotted and fully paid up in cash and no moneys are owing to the Target Company in respect of them.

(b)	There are no agreements, arrangements or understandings in force or securities issued which call for the present or future issue of, or grant to any person the right to require the issue of, any shares or other securities in the Target Company.

15.	The Target Company

(a)	No step has been taken, and no circumstance exists, for the winding up of the Target Company.

(b)	All the accounts, books, ledgers and financial and other material Records of any kind of the Target Company:

(i)	have been fully, properly and accurately kept and completed

(ii)	contain no material inaccuracies or discrepancies

(iii)	give a true and fair view of the financial, contractual and trading position of the Target Company, its plant and machinery, fixed and current assets and Liabilities (actual, prospective and contingent), debtors, creditors, work-in-progress and stock-in-trade, and

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(c)	All statutory books and Records of the Target Company have been properly kept and are up to date with true, complete and accurate entries and records.

(d)	The Target Company:

(i)	has complied with all legal requirements for the filing of returns, particulars, notices and other documents with all government and regulatory authorities (including any relevant stock exchange)

(ii)	has complied with all legal requirements in relation to the conduct of its business, and has conducted its business and its affairs generally in accordance with all applicable laws, orders, regulations, by-laws and other requirements.

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MINMXT Holdings Pty Ltd A.C.N 135 131 627 (Vendor)

Chanticleer Holdings, Inc (Purchaser)

Hoot Australia Pty Ltd A.C.N 168 687 189 (Target Company)

Contents

1.	Definitions and interpretation	4
1.1	Definitions	4
1.2	General	6

2.	Confidentiality	7
2.1	Confidentiality	7
2.2	Confidentiality of associates	7
2.3	Disclosure to a prospective purchaser	7
2.4	Public announcement	7
2.5	Return of information	8

3.	Agreement to sell and buy the Shares	8
3.1	Sale and purchase	8
3.2	Title property and risk	8

4.	Right of first offer	8
4.1	Right of first offer	8
4.2	Acceptance of the Offer	8
4.3	Completion	9
4.4	Sale to Third Party Buyer	9
4.5	Additional definitions	9

5.	Conditions	10
5.1	Conditions precedent to Completion	10
5.2	Effect of non-fulfilment	10
5.3	Fulfilment by waiver	10
5.4	Obligation to satisfy conditions	10
5.5	Extent of obligation to fulfil conditions	10

6.	Completion	11
6.1	Time and place of Completion	11
6.2	Obligations of Vendor at Completion	11
6.3	Simultaneous Transactions	11
6.4	Obligations of Purchaser at Completion	11
6.5	Vendor’s obligations until registration	11
6.6	Purchaser’s obligation to register	12
6.7	Required Consents	12

7.	Warranties	12
7.1	Vendor’s warranties	12
7.2	Verification of Warranties	12
7.3	Purchaser’s warranties	13

8.	Costs and stamp duty	13
8.1	Costs generally	13
8.2	Stamp duty generally	13

9.	Notices	13
8.1	Method of giving notices	13
9.2	Time of receipt	14
9.3	Address of parties	14

10.	General	14
10.1	Amendment	14

1

10.2	Further assurance	15
10.3	Confidentiality	15
10.4	Counterparts	15
10.5	Entire agreement	15
10.6	Other rights	15
10.7	Prior investigations	15
10.8	Severability	15
10.9	Waiver	15
10.10	Warranty of authority	16

11.	Law and jurisdiction	16
11.1	Governing law	16
11.2	Submission to jurisdiction	16

2

Details

Date	30 June 2014

Parties

Name	MINMXT Holdings Pty Ltd
ACN	135 131 627
Description	Vendor
Notice details	Address	C69, 24-32 Lexington Drive, Bella Vista, NSW 2153
	Fax	(02) 9672 6423
	Attention	Morney Schlebusch

Name	Chanticleer Holdings, Inc

Description	Purchaser
Notice details	Address	11220 Elm Lane, Suite 203 Charlotte, N.C 28277
	Fax	704 366 2463
	Attention	Eric Lederer or Mike Pruitt

Name	Hoot Australia Pty Ltd
ACN	168 687 189
Description	Target Company
Notice details	Address	C69, 24-32 Lexington Drive, Bella Vista, NSW 2153
	Fax	(02) 9672 6423
	Attention	Morney Schlebusch

Background

G	The Vendor is the registered holder and beneficial owner of 100% of the Shares.

H	The Vendor wishes to sell the Sale Shares to the Purchaser and the Purchaser wishes to buy the Sale Shares from the Vendor, on the terms and conditions of this Agreement.

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Agreement

34.	Definitions and interpretation

34.1	Definitions

In this document, unless the context otherwise requires:

Affiliate of a party means:

(a)	a shareholder of the party;

(b)	a Related Corporation of the party;

(c)	a director, secretary or officer of the party;

(d)	an entity the party controls;

(e)	an entity that controls the party; and

(f)	an entity that is controlled by an entity that controls the party,

(where ‘control’ has the meaning given in section 50AA of the Corporations Act).

Bank Account in relation to:

the Target Company – means the Target Company’s current account with the Commonwealth Bank of Australia

Business means, in relation to the Target Company, the business conducted by that Company as at the date of this document and also the business conducted by that Company at Completion.

Business Day means any day other than a Saturday, Sunday, or a bank holiday or a public holiday, in NSW; and a reference to a date which does not fall on a Business Day is to be construed as a reference to the immediately preceding Business Day.

Business Hours means 9am to 5pm AEST, inclusive on any Business Day.

Claim means a claim, demand, proceeding, litigation or course of action (whether based in contract, tort, statute or equity), or an investigation by any Government Agency.

Completion means completion of the sale and purchase of the Sale Shares under clause 3, including performance by the Vendor of its obligations under clause 6..

Completion Date means the latest of:

(g)	the date of this document, and

(h)	any other date, which is agreed in writing by the parties before the date referred to in para (a).

Condition Satisfaction Date means the Completion Date, or any other date which is agreed in writing by the parties.

Conditions means the conditions set out in Clause 4, if any.

Corporations Act means the Corporations Act 2001 (Cth).

4

Information for the purposes of Clause 2, has the meaning specified in Clause 2.1.

Liabilities means any liability of, or Claim against, the Target Company incurred prior to the Completion or relating to any action or inaction taken or not taken prior to Completion and any liability of, or Claim against, any shareholder of the Target Company incurred prior to Completion or relating to any action or inaction taken or not taken prior to Completion, in each case irrespective of when discovered.

Management Agreement means the Management Agreement dated on or about the date of this Agreement, entered into by MINMXT Holdings Pty Ltd (ACN 135 131 627); Chanticleer Holdings, Inc and Hoot Australia Pty Ltd (ACN 168 687 189) in the form of Exhibit A.

Purchase Price means the amount apportioned to the Target Company by way of part consideration in relation to the facility detailed in the Transaction Documents as evidenced on the Share Transfer Forms.

Purchaser means Chanticleer Holdings, Inc.

Records means originals and copies, in machine readable or printed form, of all books, files, reports, records, correspondence, documents and other material of or relating to or used in connection with the Target Company or the Business including records relating to the conduct of the Business by the Vendor prior to the Completion Date and including:

(i)	minute books, statutory books and registers, books of account and copies of Tax returns

(j)	all sales and purchasing records

(k)	all trading and financial records

(l)	all other documents and records which relate to the Target Company or the Business.

Required Consents means the consent, approval, permission or waiver, whether required under a Transaction Document or not, required in order that the parties may enter into and perform the Transaction Documents, without any of them or the ownership, possession, sale or use of any of their respective assets, being in default or breach of any obligation or law.

Shares means the fully paid ordinary shares in the capital of the Target Company, described in Schedule 2

Sale Shares means 60 fully paid ordinary shares in the capital of the Target Company described in Schedule 2, constituting approximately 60% of the issued share capital of the company.

Target Company means Hoot Australia Pty Ltd, whose corporate details are set out in Schedule 1.

Transaction Documents means:

(m)	this document;

(n)	The Management Agreement, a copy of which is Exhibit A,

(o)	The Member Register or ASIC Company extract evidencing the shareholding.

5

(p)	The formal approval of Hooters of America regarding the transfer of the Sale Shares and

(q)	Documents entered into on or around the date of this document evidencing the financing by the Purchaser to the Vendor.

Vendor means MINMXT Holdings Pty Ltd.

Warranty means each of the warranties and representations on the part of the parties, set out in this document or referred to in clause 6.

34.2	General

In the interpretation and application of this document, unless the context otherwise requires:

(a)	the singular includes the plural and vice versa and a gender includes other genders;

(b)	in calculating any period of time commencing from a particular day, the period commences on the following day and the following day counts as part of that period;

(c)	a reference to time is to Sydney, Australia time;

(d)	another grammatical form of a defined word or expression has a corresponding meaning;

(e)	a reference to a clause, paragraph, schedule or annexure is to a clause or paragraph of, or schedule or annexure to, this Agreement, and a reference to this Agreement includes any schedule or annexure;

(f)	the rule of interpretation which sometimes requires that a document be interpreted to the disadvantage of the party which put the document forward, does not apply

(g)	a reference to this document or any other agreement, arrangement or document, includes any variation, novation, supplementation or replacement of them;

(h)	where an expression is defined anywhere in this document, it has the same meaning throughout;

(i)	a reference to any gender includes all genders;

(j)	a reference to a party is a reference to a party to this Agreement, and a reference to a party to a document includes the party’s executors, administrators, successors and permitted assigns and substitutes;

(k)	headings are for convenience of reference only and do not affect interpretation;

(l)	a mention of anything after include, includes or including, does not limit what else might be included;

(m)	a reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislative provision substituted for, and also any subordinate legislation issued under, that legislation or legislative provision;

(n)	a reference to dollars or $ is to an amount in Australian currency; and

6

(o)	a reference to anything (including any amount) is a reference to the whole or any part of it (except that nothing in this provision excuses a party from performing the whole of an obligation just because they have performed part of the obligation); and a reference to a group of persons is a reference to any one or more of them.

35.	Confidentiality

35.1	Confidentiality

Where this document provides that a party must treat any information or the like (information) confidentially, then that party must not, and must ensure that any person who receives the information by the party’s authority does not:

(a)	disclose any of the information in any form to anyone else, or

(b)	use any of the information except to:

(i)	acquire or check information in connection with this document and the transactions contemplated by it, or

(ii)	perform any of its obligations under this document or in relation to any of the transactions contemplated by it other than to the extent that:

(c)	the person who provided the information has first agreed in writing;

(d)	the information is disclosed to a professional adviser, banker or financial adviser of the party or to a person whose consent is required under this document or for a transaction contemplated by it and that person undertakes to the person who provided the information:

(i)	not to disclose any of the information in any form to anyone else, and

(ii)	only to use the information for the purposes of advising the party or financing the party or considering whether to give that consent (as the case may be);

(e)	the law requires the disclosure or use; or

(f)	the information is available generally (but not if that is because a person has contravened a confidentiality obligation (including under this clause)).

35.2	Confidentiality of associates

Each party must ensure that its directors, officers, employees, agents representatives and Affiliates comply in all respects with the party’s obligations in this clause 2.2.

35.3	Disclosure to a prospective purchaser

Any party that makes or permits a disclosure of Confidential Information under clause 2.1(c) must ensure that the prospective purchaser first enters into a deed poll in favour of/ with the parties whereby it agrees to comply with provisions substantially similar to those contained in this clauses 2.1 and 2.2.

7

35.4	Public announcement

Subject to clause 2.1, a party must not, without the prior written consent of all the other parties (not to be unreasonably withheld or delayed), make any public announcement or divulge or otherwise make public in any manner any information in relation to this agreement or the transactions or arrangements contemplated or referred to by this agreement.

35.5	Return of information

If Completion does not occur on or before the Completion Date, the party must return, and ensure that any person who receives the information by the party’s authority returns, the information (in any form in which it is held) to the person who provided the information. The obligations imposed by this clause survive termination of this document.

36.	Agreement to sell and buy the Shares

36.1	Sale and purchase

The Vendor sells and the Purchaser buys the Sale Shares on the terms and conditions of this Agreement and subject to the terms of the Management Agreement at Exhibit A

Subject to clause 4, the Vendor as beneficial owner agrees to sell the Sale Shares to the Purchaser and the Purchaser agrees to buy the Sale Shares from the Vendor, at Completion (together with all benefits, rights and entitlements accrued or attaching to the Sale Shares) for the Purchase Price and otherwise on the terms and conditions of this document.

36.2	Title property and risk

The title to, property in and risk of the Sale Shares:

(a)	until Completion, remains solely with the Vendor, and

(b)	passes to the Purchaser on and from Completion; and subject to Completion the Vendor will not have any right or entitlement to profits, dividends, distributions or benefits of or in relation to the Sale Shares

37.	Right of first offer

37.1	Right of first offer

(a)	If a Shareholder (Seller) wishes to dispose of any or all of its Shares (Sale Shares), it must serve a written notice to that effect (Notice of Intention) on the other Shareholder (Recipient).

(b)	If the Recipient wishes to acquire the Sale Shares, it must within 30 days of the Notice of Intention serve a written notice to that effect on the Seller.

(c)	Each notice of offer issued under clause 4.1(b) (Notice of Offer) must specify:

(i)	the payment terms on which the Recipient proposes to acquire the Sale Shares;

(ii)	the acquisition price (which must be a cash consideration) per Share; and

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(iii)	a statement to the effect that the Seller has an option to sell all (but not part of) the Sale Shares at the price and on the payment terms set out in the Notice of Offer if the Seller complies with clause 4.2(a).

(d)	A Notice of Offer is irrevocable.

37.2	Acceptance of the Offer

(a)	The Seller may exercise its option under clause 4.3(b)(iii) by giving notice to that effect to the Company and the Recipient within 14 days after the date of service of the Notice of Offer.

(b)	If the Seller provides notice under clause 4.2(a), the Seller must sell to the Recipient all the Sale Shares and the Recipient must purchase them at the price per Share and on the payment terms set out in the Notice of Offer.

37.3	Completion

(a)	The purchase price payable for the Sale Shares is payable in immediately available funds on the closing date of the purchase and sale (or as otherwise provided in the payment terms set out in the Notice of Offer), which must take place on the day which is 10 Business Days after the date of exercise of the option under clause 4.2(a).

(b)	At the closing date of the purchase and sale, the Seller must deliver to the Recipient:

(i)	the share certificates and an executed transfer for the Sale Shares;

(ii)	a written resignation from each director of the Company appointed by the Seller; and

(iii)	a duly executed notice irrevocably appointing the Recipient as the Seller’s proxy in respect of the Sale Shares until such time as those Shares are registered in the name of the Recipient.

(c)	The Seller will be deemed to warrant in favour of the Recipient that the Seller transfers to the Recipient clear and unencumbered legal title to the Sale Shares, free of any Security Interests or third party rights.

(d)	The Seller indemnifies the Recipient against any claim, action, damage, loss, liability, cost, charge, expense, outgoing, or payment that the Recipient pays, suffers or incurs or is liable for in respect of any action taken by the Recipient as the Seller’s proxy under clause 4.3(b)(iii).

37.4	Sale to Third Party Buyer

(a)	Subject to clause 4.4(b), if the Recipient does not serve a Notice of Offer within the time specified in clause 4.1, the Seller may within a period of 60 days from expiry of the period specified in clause 4.1(b) sell all (but not part of) the Sale Shares to a third party at such a price and on such terms as the Seller sees fit.

(b)	The Seller must give to the Recipient a copy of any agreement with the Third Party Buyer relating to the Sale Shares within 5 Business Days after execution of the agreement.

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(d)	If the Seller does not sell the Sale Shares to the Third Party Buyer named in the Notice of Sale within the time set out in clause 4.1(b) or clause 4.4(b) (as applicable), it may not sell those Sale Shares without complying again with this clause 4.

37.5	Additional definitions

Term	Meaning

Notice of Intention	has the meaning given in clause 4.1(a).

Notice of Offer	has the meaning given in clause 4.1(c).

Recipient	has the meaning given in clause 4.1(a).

Sale Shares	has the meaning given in clause 4.1(a).

Seller	has the meaning given in clause 4.1(a).

38.	Conditions

38.1	Conditions precedent to Completion

Pursuant to the formation of a binding contract by this document, the obligations of the parties to complete the sale and purchase of the Sale Shares do not become binding unless on or before the Condition Satisfaction Date each of the conditions set out in Pt 1 of Schedule 3 is fulfilled (or waived under clause 4.2). This clause applies despite any other provision of this document to the contrary.

38.2	Effect of non-fulfilment

If the conditions referred to in clause 5.1 are not fulfilled (or waived under clause 10.9) on or before the Condition Satisfaction Date, then this document (other than clauses 1, 2, 8, 8, 10 (except clause 10.2) and 11) is at an end as to its future operation.

38.3	Fulfilment by waiver

A condition referred to in clause 4.1 is waived if, and only if:

(a)	where the condition is expressed to be for the benefit of a particular party, that party gives notice of waiver of the condition to the other parties (as the case requires), and

(b)	otherwise, the parties agree in writing to waive the condition.

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38.4	Obligation to satisfy conditions

(a)	Where Schedule 3 specifies that a party must do an act in relation to the fulfilment of a condition, the specified party must do the specified act in accordance with Schedule 3 and, in any event, all parties to this document must use their respective best endeavours to ensure that the conditions referred to in clause 5.1 are fulfilled on or before the Condition Satisfaction Date.

(b)	The Vendor must promptly notify the Purchaser in writing if it becomes aware that any of the conditions referred to in clause 4.1 is not satisfied or becomes incapable of being satisfied.

38.5	Extent of obligation to fulfil conditions

The obligation imposed on a party by clause 5.4 does not require the party to waive any condition under clause 10.9.

39.	Completion

39.1	Time and place of Completion

Completion is to occur at midday on the Completion Date at the office of MINMXT Holdings Pty Ltd, or at any other time or place agreed in writing by the parties.

39.2	Obligations of Vendor at Completion

At or before Completion the Vendor must:

(a)	deliver or cause to be delivered to the Purchaser:

(i)	the Member Register or ASIC Company extract, evidencing the shareholding;

(ii)	instruments of transfer of the Sale Shares naming as transferee the Purchaser or its nominees which have been signed by the respective holders and are in registrable form

(iii)	counterparts of each of the Transaction Documents (other than this document), signed by each party to them (other than the Purchaser)

(iv)	any other document which the Purchaser requires to obtain good title to the Sale Shares and to enable the Purchaser to cause the registration of the Sale Shares in the name of the Purchaser or its nominee

(b)	confer on the Purchaser title to the Sale Shares do and sign all other acts and documents which this document requires the Vendor to do or sign at Completion.

39.3	Simultaneous Transactions

(a)	Each of the Transaction Documents between parties to this document, is interdependent with this document.

(b)	The parties are not obliged to complete unless each of them are ready, willing and able to complete their obligations up to and at Completion of this document including its applicable obligations under any and each other Transaction Document.

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39.4	Obligations of Purchaser at Completion

At Completion the Purchaser must:

(a)	pay all (or if a specific portion is required to be paid at Completion, that part of) the Purchase Price to the Vendor or as the Vendor may direct by notice to the Purchaser, via EFT Transfer or in cash or by bank cheque or in any other form that the parties may agree in writing

(b)	do and sign all other acts and documents which this document requires the Purchaser to do or sign at Completion including under the Transaction Documents.

39.5	Vendor’s obligations until registration

After Completion and until the Sale Shares are registered in the name of the Purchaser and any nominee, the Vendor must take all action as registered holder of the Sale Shares as the Purchaser may lawfully require from time to time by notice. Until registration of the Sale Shares in the name of the Purchaser, the Purchaser will after Completion be entitled to any dividend and otherwise to enjoy all the benefits of whatever nature of ownership of the Sale Shares.

39.6	Purchaser’s obligation to register

The Purchaser must ensure that registration of the transfer of the Sale Shares takes place no later than the last date available for stamping the share transfers without penalty.

39.7	Required Consents

Despite anything to the contrary elsewhere in this document, if the Purchaser waives any condition under clause 5.1 in relation to any Required Consent and proceeds to Completion without any Required Consent then, the following provision applies:

(a)	The Vendor agrees and undertakes that to the extent that the Required Consents to be obtained are not provided on or prior to Completion, it will use its best endeavours to obtain those Required Consents after Completion

40.	Warranties

40.1	Vendor’s warranties

(a)	The Vendor warrants and represents to the Purchaser, as an inducement to the Purchaser to enter into this document and to purchase the Sale Shares, and it is a condition of this document that each of the statements set out in Schedule 4 is true, complete and accurate, both at the date of this document and at the Completion Date and on Completion (except that where a Warranty refers to only one of those dates, that Warranty is given only as at that date).

(b)	Each of the Warranties is a separate representation and warranty and the interpretation of any statement made is not restricted by reference to, or inference from, any other statement.

(c)	The Vendor warrants and represents to the Purchaser, as an inducement to the Purchaser to enter into this document and to purchase the Shares, and it is a condition of this document that, at the date of this document:

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(i)	the execution and delivery of this document has been properly authorised by all necessary corporate action of the Vendor

(ii)	the Vendor has full corporate power and lawful authority to sign and deliver this document and to consummate and perform or cause to be performed its obligations under this document

(iii)	this document constitutes a legal, valid and binding obligation on the Vendor enforceable in accordance with its terms by appropriate legal remedy

(iv)	this document does not conflict with or result in the breach of or default under any provision of its Constitution or any material term or provision of any Agreement or deed or any writ, order or injunction, judgment, law, rule or regulation to which it is a party or a subject or by which it is bound, and

(v)	Except as otherwise disclosed, there are no actions, claims, proceedings or investigations pending or threatened against it or to its knowledge by, against or before any person which may have a material effect on the sale and purchase of the Sale Shares in accordance with this document.

40.2	Verification of Warranties

(a)	The Purchaser is entitled to make requisitions and inquiries before Completion to verify any of the Warranties.

(b)	The Vendor agrees to furnish before Completion to the Purchaser or to the Purchaser's solicitors or accountants (as may be requested by the Purchaser) any documents and information the Purchaser may reasonably require to verify the accuracy of any Warranty.

40.3	Purchaser’s warranties

(a)	The Purchaser warrants and represents to the Vendor, as an inducement to the Vendor to enter into this document and to sell the Shares, and it is a condition of this document that, at the date of this document:

(i)	the execution and delivery of this document has been properly authorised by all necessary corporate action of the Purchaser

(ii)	the Purchaser has full corporate power and lawful authority to sign and deliver this document and to consummate and perform or cause to be performed its obligations under this document

(iii)	this document constitutes a legal, valid and binding obligation on the Purchaser enforceable in accordance with its terms by appropriate legal remedy

(iv)	this document does not conflict with or result in the breach of or default under any provision of its Constitution or any material term or provision of any Agreement or deed or any writ, order or injunction, judgment, law, rule or regulation to which it is a party or a subject or by which it is bound, and

(v)	Except as otherwise disclosed, there are no actions, claims, proceedings or investigations pending or threatened against it or to its knowledge by, against or before any person which may have a material effect on the sale and purchase of the Sale Shares in accordance with this document.

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41.	Costs and stamp duty

41.1	Costs generally

Except to the extent specified in clauses 8.2 and 7.2(c), each party must bear and is responsible for its own costs in connection with the preparation, execution, completion and carrying into effect of this document.

41.2	Stamp duty generally

The Purchaser must bear and is responsible for all stamp duty on or in respect of

j)	this document

k)	The instruments of transfer referred to in Clauses 5.2(a)

l)	any instrument or transaction contemplated by this document, ,

42.	Notices

8.1 Method of giving notices

A notice, consent, approval or other communication (each a ‘notice’) under this document must be signed by or on behalf of the person giving it, addressed to the person to whom it is to be given and:

(a)	delivered to that person’s address

(b)	sent by pre-paid mail to that person’s address,

(c)	transmitted by facsimile to that person’s address or

(d)	transmitted by email to that person’s address. .

42.2	Time of receipt

A notice given to a person in accordance with this clause is treated as having been given and received:

(a)	if delivered to a person’s address, on the day of delivery if a Business day, or otherwise on the next Business day

(b)	if sent by pre-paid mail, on the third Business day after posting,

(c)	if transmitted by facsimile to a person’s address and a correct and complete transmission report is received, on the day of transmission if a Business day, or otherwise on the next Business day (but only if no intimation has been received by the sender that the notice has not been received, whether that intimation comes from the party to whom the notice is addressed or from the operation of facsimile machinery or otherwise), or

(d)	if transmitted by email to a person’s address, on the day in which the email is sent, if a Business day, or otherwise on the next Business day (but only if no intimation has been received by the sender that the notice has not been received, whether that intimation comes from the party to whom the notice is addressed or from the operation of email technology or otherwise)..

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42.3	Address of parties

For the purposes of this clause the address of a person is the address set out below or another address of which that person may from time to time give notice to each other person:

The Vendor:

Address:	C69, 24-32 Lexington Drive, Bella Vista, NSW 2153

Facsimile:	(02) 9672 6423

Email:	legal@minmxt.com.au

Attention:	Morney Schlebusch

The Purchaser:

Address:	11220 Elm Lane, Suite 203 Charlotte, N.C 2827

Facsimile:	704 366 2463

Email:	ah@chanticleerholdings.com

Attention:	Eric Lederer

43.	General

43.1	Amendment

This document may only be amended or supplemented in writing, signed by the parties.

43.2	Further assurance

Each party must do, sign, execute and deliver and must ensure that each of its employees and agents does, signs, executes and delivers, all deeds, documents, instruments and acts reasonably required of it or them by notice from another party to effectively carry out and give full effect to this document and the rights and obligations of the parties under it, both before and after Completion.

43.3	Confidentiality

Each party must treat the existence and terms of this document confidentially and no announcement or communication relating to the negotiations of the parties or the existence, subject matter or terms of this document may be made or authorised by a party unless the other parties have first given their written approval or required by law (including under the ASX Listing Rules).

43.4	Counterparts

This document may be signed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

43.5	Entire agreement

This document is the entire agreement of the parties on the subject matter. The only enforceable obligations and liabilities of the parties in relation to the subject matter are those that arise out of the provisions contained in this document. All representations, communications and prior agreements in relation to the subject matter are merged in and superseded by this document.

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43.6	Other rights

The rights, powers, remedies and privileges provided in this document are cumulative, and are not exclusive of any other rights, powers, remedies and privileges provided by law, except as may be expressly stated otherwise in this document.

43.7	Prior investigations

No provision of this document is in any way modified, discharged or prejudiced by reason of any investigation made, or information acquired, by or on behalf of the Purchaser, whether prior to or after the date of this document, except to the extent of any matter expressly recorded in this document.

43.8	Severability

Any provision in this document which is invalid or unenforceable in any jurisdiction is to be read down for the purposes of that jurisdiction, if possible, so as to be valid and enforceable, and is otherwise capable of being severed to the extent of the invalidity or unenforceability, without affecting the remaining provisions of this document or affecting the validity or enforceability of that provision in any other jurisdiction.

43.9	Waiver

No failure, delay, relaxation or indulgence on the part of a party in exercising any right, power, privilege or remedy in connection with this document, operates as a waiver of that right, power, privilege or remedy; nor does any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of that or any other right, power, privilege or remedy. A waiver is not valid or binding on the party granting that waiver unless in writing and signed on behalf of that party.

43.10	Warranty of authority

Each person signing this document on behalf of a party, warrants to the other parties that on the date of signing, that person has full authority to sign this document on behalf of that party.

44.	Law and jurisdiction

44.1	Governing law

This document is governed by the law in force in New South Wales.

44.2	Submission to jurisdiction

The parties submit to the non-exclusive jurisdiction of the courts operating in New South Wales and any courts which may hear appeals from those courts in respect of any proceedings in connection with this document.

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Signing page

Signed as an agreement

Vendor

Executed by MINMXT Holdings Pty Ltd

by or in the presence of its duly authorised officers in

accordance with section 127 of the Corporations

Act 2001:

/s/ Nichole Schlebusch
Signature of director/secretary

Nichole Schlebusch
Name of director/secretary- please print

Purchaser

Executed by Chanticleer Holdings, Inc

by or in the presence of its duly authorised officers in

accordance with section 127 of the Corporations

Act 2001:

/s/ Michael D. Pruitt
Signature of director/secretary

Michael D. Pruitt
Name of director/secretary- please print

Target Company

Executed by Hoot Australia Pty Ltd

by or in the presence of its duly authorised officers in

accordance with section 127 of the Corporations

Act 2001:

/s/ Nichole Schlebusch
Signature of director/secretary

Nichole Schlebusch
Name of director/secretary- please print

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Schedule 1

(Clause 1.1)

The Target Company

Name:	Hoot Australia Pty Ltd
Place of Incorporation:	Australia
Date of Incorporation:	15 August 2011
Australian Company Number:	168 687 189
Issued Capital:	100

Directors:	Morney Schlebusch
Secretaries:	Morney Schlebusch
Public Officer:	Sandra Woods

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Schedule 2

(Clause 1.1)

The Shares

Number and description of Sale Shares

60 (sixty) fully paid ordinary shares in the Capital of the Hoot Australia Pty Ltd (A.C.N 168 687 189)

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Schedule 3

(Clause 4)

Conditions

Part 1 (Clause 5.1):          Conditions Precedent to Completion

Conditions for the benefit of the Vendor:

7.	Payment of the Purchase Price; and
8.	Execution by the Purchaser of all acts and documents which this Agreement requires at Completion, including in respect of the Management Agreement or any other of the Transaction documents

Conditions for the benefit of the Purchaser:

16.	All Required Consents being obtained without the imposition of any condition unsatisfactory or unacceptable to the Purchaser.

17.	No action or proceeding being pending or threatened against any party to this document by any person or Government Agency that, in the reasonable assessment of the Purchaser, questions, or seeks to enjoin or prohibit, or may materially adversely affect the Purchaser or the Target Company in respect of,:

(a)	the sale and purchase of the Sale Shares; or

(b)	any transaction contemplated by any Transaction Document;

Conditions for the benefit of all parties:

4.	This Agreement is subject to the terms and conditions of the Management Agreement dated on or about the date of this Agreement, and entered into by Hoot Australia Pty Ltd, MINMXT Holdings Pty Ltd and Chanticleer Holdings, Inc.

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Schedule 4

(Clause 6.7(a))

Vendor’s Warranties

4.	The Vendor

(a)	The Vendor is the registered holder and beneficial owner of the Sale Shares and there are no restrictions against transfer over or affecting those Sale Shares

(b)	The Vendor has the power and lawful authority to enter into and perform this Agreement and this Agreement constitutes a legal, valid and binding obligation on the Vendor, enforceable in accordance with its terms

18.	Accuracy of information

(a)	The facts set out in the Background and in Schedules 1 to 4 (inclusive) are true, complete and accurate in all respects and not misleading in any material particular whether by the inclusion of misleading information or the exclusion of misleading information or both.

(b)	All information which has been given by or on behalf of the Vendor to the Purchaser (or to any director, agent or adviser of the Purchaser) with respect to the Sale Shares or the Business is true and accurate in all respects.

(c)	All information which is to the knowledge of the Vendor relating to the Sale Shares, either of the Target Company, the Business or otherwise to any subject matter of this document, which is material to be known by a purchaser of the Sale Shares or that would reasonably be expected to influence the decision of the Purchaser to enter into this document, has been disclosed with utmost good faith to the Purchaser.

19.	The Sale Shares

(a)	The Sale Shares:

(i)	are 60 fully paid ordinary shares issued in the capital of the Target Company; and

(ii)	have been allotted and fully paid up in cash and no moneys are owing to the Target Company in respect of them.

(b)	There are no agreements, arrangements or understandings in force or securities issued which call for the present or future issue of, or grant to any person the right to require the issue of, any shares or other securities in the Target Company.

20.	The Target Company

(a)	No step has been taken, and no circumstance exists, for the winding up of the Target Company.

(b)	All the accounts, books, ledgers and financial and other material Records of any kind of the Target Company:

(i)	have been fully, properly and accurately kept and completed

(ii)	contain no material inaccuracies or discrepancies

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(iii)	give a true and fair view of the financial, contractual and trading position of the Target Company, its plant and machinery, fixed and current assets and Liabilities (actual, prospective and contingent), debtors, creditors, work-in-progress and stock-in-trade, and

(c)	All statutory books and Records of the Target Company have been properly kept and are up to date with true, complete and accurate entries and records.

(d)	The Target Company:

(i)	has complied with all legal requirements for the filing of returns, particulars, notices and other documents with all government and regulatory authorities (including any relevant stock exchange)

(ii)	has complied with all legal requirements in relation to the conduct of its business, and has conducted its business and its affairs generally in accordance with all applicable laws, orders, regulations, by-laws and other requirements.

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